UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

Item 1. Report to Shareholders

Personal Strategy Income Fund	November 30, 2018

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE PERSONAL STRATEGY FUNDS

HIGHLIGHTS

■	The Personal Strategy Funds declined in the six months ended November 30, 2018. Each fund underperformed its respective combined index benchmark and Lipper peer group index.

■

Global stock markets were mixed: U.S. stocks posted a modest gain, while international developed and emerging markets stocks fell. Rising interest rates tempered returns in U.S. fixed income markets, while country-specific risks hurt performance in international bond markets.

■

We took advantage of more attractive valuations following the market sell-off that began in early October to adjust our allocations in several segments. Near the end of our reporting period, we narrowed our underweight to equities, moved to an overweight in U.S. growth stocks, and increased our overweight in emerging markets stocks.

■

We believe that the Personal Strategy Funds’ diversification and flexibility to identify investment opportunities across sectors and regions in an environment of increasing volatility will allow us to generate solid long-term returns in a variety of market environments.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Financial markets were challenging for both bond and stock investors in the six months ended November 30, 2018, the first half of your fund’s fiscal year. Longer-term Treasury yields rose through most of the period, providing a general headwind to fixed income returns. The prospect of higher interest rates also weighed on stock prices, and investors faced additional tests from deepening U.S.-China trade tensions, a strengthening U.S. dollar, and signs of slowing global growth.

The weak performance of most asset classes over the past six months stood in stark contrast to solid fundamentals, particularly in the U.S. Thanks in part to recent fiscal stimulus, U.S. gross domestic product expanded at an annualized rate of 4.2% in the second quarter of the year and 3.5% in the third—the best back-to-back performance in four years. Profit growth in the two quarters was even more impressive, with earnings for the S&P 500 as a whole rising at the fastest pace since the recovery from the financial crisis nearly a decade ago.

As usual, the robust economy presented a mixed blessing for bond investors. The strong economic data—including signs that wage gains were finally taking root—fostered a rise in longer-term interest rates and weighed on bond prices. (Bond prices and yields move in opposite directions.) The yield on the benchmark 10-year Treasury note jumped from 2.83% at the end of May to 3.25% in intraday trading on October 5—its highest level since the summer of 2011.

On the positive side, healthy economic conditions also helped solidify borrowers’ balance sheets, bolstering corporate bonds and other credit-sensitive issues. Riskier bonds also typically sport higher coupons, which helped insulate total returns from a decline in bond prices. Indeed, asset-backed securities and better-rated (B and Ba) high yield corporate bonds were among the few fixed income sectors to record gains during the period. Leveraged loans, which feature floating interest rates, were also positive.

Solid economic data paired with tame overall inflation allowed the Federal Reserve to stick to its path of gradually raising short-term interest rates, boosting returns for those seeking current income. The Fed raised the federal funds rate again in June and September and, as of this writing, appears likely to do so again in December. The Fed’s rate increases and the strong U.S. economy attracted assets from overseas, where interest rates in most developed economies generally remained near zero. As a result, most currencies fell against the dollar, weighing on returns for U.S. investors in foreign markets.

The jump in interest rates eventually spilled over into U.S. equity markets, helping push the S&P 500 Index back into its second correction (down over 10% from its highs) for the year in the month of October. Rising trade tensions with China and slowing growth in Europe and Asia also contributed to the turn in sentiment.

In fact, worries about the U.S. economy overheating and sparking inflation dissipated in November, as investors grew more concerned that global growth would slow significantly in 2019. Some late disappointing economic data, along with investors shifting assets from stocks to bonds, caused longer-term bond yields to fall back sharply. In just a few weeks, the yield on the 10-year Treasury note retraced more than half of its advance since May and ended November just above 3%.

While a slowdown in the U.S. economy and corporate profit growth seems all but inevitable in 2019, it seems premature to conclude that the current expansion is coming to an end. Late-cycle markets such as this one tend to create challenges but also dislocations that savvy investors can exploit. You can be confident that your fund’s manager is drawing on the firm’s in-depth research and fundamental analysis in seeking to find opportunities in the coming year.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE FOR PERSONAL STRATEGY INCOME FUND

The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth.

How did the fund perform in the past six months?

The Personal Strategy Income Fund returned -1.34% for the six months ended November 30, 2018. The fund underperformed its combined index benchmark and Lipper Mixed-Asset Target Allocation Conservative Funds Index. The return for I Class shares reflects a different fee structure. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Diversification, security selection, and tactical asset allocation were among the factors that weighed on the fund’s relative performance. Regarding diversifying sectors, an allocation to real assets stocks hurt relative returns as crude oil prices slid late in our reporting period amid global oversupply fears. An allocation to long-term U.S. Treasuries—which can function as efficient ballast in a stock market downturn—detracted amid rising interest rates for much of the period, though rates edged lower in November as the market began pricing in a less aggressive pace of tightening by the Federal Reserve. Exposure to emerging markets bonds proved a headwind as concerns about faltering growth in several emerging markets increased this year. However, our exposure to currency-hedged international developed markets bonds lifted relative returns.

Security selection in the fund’s underlying investments detracted from relative performance. Adverse selection in U.S. large-cap value and growth stocks and in international developed markets stocks weighed on relative returns as these underlying strategies lagged their respective benchmarks. These negative impacts, however, were mitigated by significant outperformance in the underlying U.S. small-cap strategy.

Tactical decisions to overweight and underweight asset classes weighed modestly on relative returns. An overweight to international stocks relative to U.S. stocks—which outpaced most international developed stock markets—proved detrimental, though a move to overweight emerging markets stocks late in the period lifted relative returns as developing world assets partly rebounded from steep losses through September. An overweight to U.S. small-cap stocks relative to large-caps, which widely outpaced their smaller peers, weighed on relative returns. However, an underweight to real assets stocks relative to global stocks lifted relative performance. Furthermore, an underweight allocation to global stocks relative to bonds and cash weighed on relative returns in the first four months of our reporting period but lifted performance amid stock market weakness starting in October.

The fund’s allocation to alternative investments through a conservative, diversified hedge fund-of-funds detracted from relative returns as its performance lagged cash over the period. The Blackstone Hedge Fund Solutions strategy outpaced its style-specific, conservative hedge fund-of-funds index and equity indices but performed in line with fixed income indices.

INVESTMENT OBJECTIVE FOR PERSONAL STRATEGY BALANCED FUND

The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

How did the fund perform in the past six months?

The Personal Strategy Balanced Fund returned -1.91% for the six months ended November 30, 2018. The fund underperformed its combined index benchmark and Lipper Mixed-Asset Target Allocation Moderate Funds Index. The return for I Class shares reflects a different fee structure. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Diversification, security selection, and tactical asset allocation were among the factors that weighed on the fund’s relative performance. Regarding diversifying sectors, an allocation to real assets stocks hurt relative returns as crude oil prices slid late in our reporting period amid global oversupply fears. An allocation to long-term U.S. Treasuries—which can function as efficient ballast in a stock market downturn—detracted amid rising interest rates for much of the period, though rates edged lower in November as the market began pricing in a less aggressive pace of tightening by the Federal Reserve. Exposure to emerging markets bonds proved a headwind as concerns about faltering growth in several emerging markets increased this year. However, our exposure to currency-hedged international developed markets bonds lifted relative returns.

Security selection in the fund’s underlying investments detracted from relative performance. Adverse selection in U.S. large-cap value and growth stocks and in international developed markets stocks weighed on relative returns as these underlying strategies lagged their respective benchmarks. These negative impacts, however, were mitigated by significant outperformance in the underlying U.S. small-cap strategy.

Tactical decisions to overweight and underweight asset classes weighed modestly on relative returns. An overweight to international stocks relative to U.S. stocks—which outpaced most international developed stock markets—proved detrimental, though a move to overweight emerging markets stocks late in the period lifted relative returns as developing world assets partly rebounded from steep losses through September. An overweight to U.S. small-cap stocks relative to large-caps, which widely outpaced their smaller peers, weighed on relative returns. However, an underweight to real assets stocks relative to global stocks lifted relative performance. Furthermore, an underweight allocation to global stocks relative to bonds and cash weighed on relative returns in the first four months of our reporting period but lifted performance amid stock market weakness starting in October.

The fund’s allocation to alternative investments through a conservative, diversified hedge fund-of-funds detracted from relative returns as its performance lagged cash over the period. The Blackstone Hedge Fund Solutions strategy outpaced its style-specific, conservative hedge fund-of-funds index and equity indices but performed in line with fixed income indices.

INVESTMENT OBJECTIVE FOR PERSONAL STRATEGY GROWTH FUND

The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income.

How did the fund perform in the past six months?

The Personal Strategy Growth Fund returned -2.45% for the six months ended November 30, 2018. The fund underperformed its combined index benchmark and Lipper Mixed-Asset Target Allocation Growth Funds Index. The return for I Class shares reflects a different fee structure. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Diversification, security selection, and tactical asset allocation were among the factors that weighed on the fund’s relative performance. Regarding diversifying sectors, an allocation to real assets stocks hurt relative returns as crude oil prices slid late in our reporting period amid global oversupply fears. An allocation to long-term U.S. Treasuries—which can function as efficient ballast in a stock market downturn—detracted amid rising interest rates for much of the period, though rates edged lower in November as the market began pricing in a less aggressive pace of tightening by the Federal Reserve. Exposure to emerging markets bonds proved a headwind as concerns about faltering growth in several emerging markets increased this year. However, our exposure to currency-hedged international developed markets bonds lifted relative returns.

Security selection in the fund’s underlying investments detracted from relative performance. Adverse selection in U.S. large-cap value and growth stocks and in international developed markets stocks weighed on relative returns as these underlying strategies lagged their respective benchmarks. These negative impacts, however, were mitigated by significant outperformance in the underlying U.S. small-cap strategy.

Tactical decisions to overweight and underweight asset classes weighed modestly on relative returns. An overweight to international stocks relative to U.S. stocks—which outpaced most international developed stock markets—proved detrimental, though a move to overweight emerging markets stocks late in the period lifted relative returns as developing world assets partly rebounded from steep losses through September. An overweight to U.S. small-cap stocks relative to large-caps, which widely outpaced their smaller peers, weighed on relative returns. However, an underweight to real assets stocks relative to global stocks lifted relative performance. Furthermore, an underweight allocation to global stocks relative to bonds and cash weighed on relative returns in the first four months of our reporting period but lifted performance amid stock market weakness starting in October.

The fund’s allocation to alternative investments through a conservative, diversified hedge fund-of-funds detracted from relative returns as its performance lagged cash over the period. The Blackstone Hedge Fund Solutions strategy outpaced its style-specific, conservative hedge fund-of-funds index and equity indices but performed in line with fixed income indices.

How are the Personal Strategy Funds positioned?

The Personal Strategy Funds have the ability to overweight or underweight allocations to asset classes or sub-asset classes based on the views of the T. Rowe Price Asset Allocation Committee. The Committee meets every month to evaluate economic, market, and earnings trends and to look for opportunities over a 6- to 18-month investment horizon. We typically seek to overweight segments of the market that we believe are undervalued and underweight areas that appear fully valued. Several years of strong performance have left valuations at or above fair value in many asset classes. However, following recent market declines, we are finding opportunities in select areas where valuations appear more attractive and have reduced allocations to segments in which potential risks may not be adequately reflected in current valuations.

As of November 30, 2018, we were underweight global stocks relative to bonds, though we narrowed the size of our underweight in the last two months of our reporting period as valuations fell to more attractive levels. However, late-cycle pressure on corporate profit margins, slower earnings growth, and trade-related worries continue to dampen investor confidence. We maintained an overweight to bonds for their diversification benefits and because they may act as a buffer against stock market volatility. U.S. bond yields have risen, but moderating growth and low inflation should help offset upward pressure on yields.

Stocks
As of November 30, 2018, each of the Personal Strategy Funds was overweight international stocks. Our overweight stemmed from relatively more attractive valuations for international stocks, though flagging overseas growth and trade tensions remain risks. Following market weakness later in the period, equity valuations in the U.S. and international markets appear more reasonable, with support from still-strong earnings growth. We ended the period overweight emerging markets stocks in light of their attractive relative valuations and solid earnings. Though a stronger U.S. dollar, trade concerns, and country-specific economic problems such as those experienced in Turkey and Argentina have led to a sell-off in emerging markets assets this year, we believe that these headwinds will subside in the near term.

In the U.S., we ended the reporting period overweight growth stocks, which we think are more reasonably priced after the recent market correction. Though trade-related uncertainty is a risk for some technology companies with global supply chains, secular growth companies stand to benefit from the low-growth environment. On the other hand, we think that the late-stage economic cycle—reflected in slowing global growth, weak energy prices, and widening credit spreads—pose headwinds for domestic value stocks. We maintained an overweight to small-cap stocks relative to large-cap stocks over the period. Small-cap stocks appear more compelling following recent market weakness and stand to benefit from a possible upswing in capital spending and mergers and acquisitions, while large-cap stocks are vulnerable to trade policy changes.

We remained underweight to real assets equities for the period. Our stance reflects our outlook for slower global growth in the near term and longer-term imbalances between energy supply and demand.

Bonds
We ended the period overweight U.S. investment-grade bonds. Yields on U.S. investment-grade bonds have risen in 2018 amid slowing growth and modest inflation. Conversely, we believe that high yield bonds offer limited upside potential at current valuations. Within the noninvestment-grade sector, we favor floating rate bank loans for their solid fundamentals and rate-reset feature, which offers some defense against rising interest rates. However, we trimmed our floating rate loan overweight in the last two months of the period amid the potential for a less aggressive path of Fed monetary tightening and considerations about weakening loan terms.

We were underweight currency-hedged international developed markets bonds at period-end. Developed markets bonds outside the U.S. have a less attractive outlook due to their relatively long duration, or sensitivity to interest rate changes, particularly as the European Central Bank draws closer to ending its stimulus program. Finally, we steadily increased our exposure to emerging markets dollar-based sovereign bonds, moving from a slight underweight to an overweight at period-end. Though U.S. dollar strength and heightened instability in a few countries are concerns, we do not think that recent country-specific risks will translate into broader risk for the sector.

What is portfolio management’s outlook for the Personal Strategy Funds?

After last year’s synchronized upswing in global economic activity, growth trajectories worldwide have diverged in 2018. Fiscal stimulus and the tax overhaul package of 2017 have benefited the U.S. economy, while growth has begun to flag in a few overseas markets despite support from long-standing accommodative monetary policies. We expect that the growth differential between the U.S. and the rest of the world will narrow as the tailwind from U.S. fiscal stimulus starts to fade. Growth in Europe has moderated, but we expect it to stabilize and remain above potential. The stronger U.S. dollar and global trade strife have exacerbated economic imbalances in some emerging markets; however, many developing countries rely less on U.S. dollar funding than they have in the past, lessening the potential for systemic risk. Recent energy price declines should be supportive of more consumer-oriented emerging markets but may prove to be a headwind for commodity-driven countries.

Against the backdrop of an extended economic cycle, our outlook has grown more cautious, but we continue to seek opportunities, particularly in instances where fundamental value may not be fully reflected in market prices. Global central banks are in varying stages of winding down accommodative monetary policies, leading to a decrease in liquidity and the potential for upward pressure on yields. However, fundamentals for corporate earnings remain broadly supportive, and we do not anticipate a recession over the next year. Near-term risks to global markets include repercussions from potential monetary policy missteps and an escalation in trade tensions.

This year’s pickup in volatility—combined with stretched valuations in many asset classes against a backdrop filled with geopolitical and monetary policy risks—underscores the value of our strategic investment approach, in our view. Given the confluence of positive and negative forces on the horizon that can drive global financial markets, we believe that the Personal Strategy Funds’ broad diversification and T. Rowe Price’s strengths in fundamental research will help us deliver solid returns in a variety of market environments over the long term.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN STOCKS

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

BENCHMARK INFORMATION

Combined index benchmarks: Unmanaged blended index benchmarks composed of the following underlying indexes as of November 30, 2018:

■

Personal Strategy Income—40% stocks (28% Russell 3000 Index, 12% MSCI All-Country World Index ex USA), 40% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 20% money market securities (FTSE 3-Month Treasury Bill Index).

■

Personal Strategy Balanced—60% stocks (42% Russell 3000 Index, 18% MSCI All-Country World Index ex USA), 30% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 10% money market securities (FTSE 3-Month Treasury Bill Index).

■	Personal Strategy Growth—80% stocks (56% Russell 3000 Index, 24% MSCI All-Country World Index ex USA) and 20% bonds (Bloomberg Barclays U.S. Aggregate Bond Index).

Note: Bloomberg Index Services Ltd. Copyright © 2018, Bloomberg Index Services Ltd. Used with permission.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

(Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 34.7%		
COMMUNICATION SERVICES 3.0%		
Diversified Telecommunication Services 0.7%		
AT&T	99,939	3,122
KT (KRW)	24,989	740
Nippon Telegraph & Telephone (JPY)	82,200	3,391
Telecom Italia (EUR)	1,059,057	597
Telefonica (EUR)	113,875	1,024
Telefonica Deutschland Holding (EUR)	348,923	1,416
Telstra (AUD)	99,480	213
Verizon Communications	74,760	4,508
		15,011
Entertainment 0.3%		
Activision Blizzard	9,143	456
Electronic Arts (1)	2,564	216
Netflix (1)	9,571	2,738
Twenty-First Century Fox, Class B	44,256	2,170
Zynga, Class A (1)	92,300	334
		5,914
Interactive Media & Services 1.5%		
Alphabet, Class A (1)	3,426	3,802
Alphabet, Class C (1)(2)	9,018	9,870
Baidu, ADR (1)	4,200	791
Cargurus (1)	6,712	261
Eventbrite, Class A (1)	1,160	34
Facebook, Class A (1)(2)	72,355	10,174
IAC (1)	2,371	422
NAVER (KRW)	3,590	406
Tencent Holdings (HKD)	140,090	5,601
Yahoo Japan (JPY)	174,200	499
YY, ADR (1)	13,322	907
		32,767

Media 0.3%		
Cable One	947	852
Comcast, Class A	64,024	2,498
CyberAgent (JPY)	16,100	732
Eutelsat Communications (EUR)(3)	39,399	842
Stroeer (EUR)	12,426	651
WPP (GBP)	104,456	1,153
		6,728
Wireless Telecommunication Services 0.2%		
SoftBank Group (JPY)	11,100	937
Vodafone Group, ADR	97,961	2,105
		3,042
Total Communication Services		**63,462**
CONSUMER DISCRETIONARY 4.5%		
Auto Components 0.4%		
Aisin Seiki (JPY)	14,900	590
Aptiv	16,028	1,152
Autoliv, SDR (SEK)	10,284	877
Gentherm (1)	8,038	373
Knorr-Bremse (EUR)(1)	8,709	813
Magna International	67,289	3,356
Stanley Electric (JPY)	23,700	692
Sumitomo Rubber Industries (JPY)	27,700	371
Veoneer (1)(3)	329	11
Veoneer, SDR (SEK)(1)	9,972	324
Visteon (1)	2,968	219
		8,778
Automobiles 0.4%		
BMW (EUR)	11,585	951
Ferrari	2,303	252
Honda Motor (JPY)	23,200	655
Suzuki Motor (JPY)	24,800	1,237
Tesla (1)	7,809	2,737

Toyota Motor (JPY)	46,200	2,793
		8,625
Diversified Consumer Services 0.0%		
American Public Education (1)	5,229	165
Bright Horizons Family Solutions (1)	2,645	322
Chegg (1)	13,856	387
J2 Acquisition (1)(4)	17,750	161
J2 Acquisition, Warrants, 10/10/20 (1)	17,750	8
		1,043
Hotels, Restaurants & Leisure 0.7%		
Boyd Gaming	1,100	27
Carnival	5,467	330
Chuy's Holdings (1)	7,213	154
Compass Group (GBP)	55,844	1,198
Denny's (1)	29,500	488
Dunkin' Brands Group	7,800	577
Fiesta Restaurant Group (1)	10,284	194
Hilton Worldwide Holdings	10,901	824
Las Vegas Sands	23,069	1,267
Marriott International, Class A	14,622	1,682
Marriott Vacations Worldwide	906	74
McDonald's	16,652	3,139
MGM Resorts International	33,941	915
Norwegian Cruise Line Holdings (1)	5,358	275
Papa John's International	4,000	192
Red Robin Gourmet Burgers (1)	6,579	228
Restaurant Brands International	10,476	611
Royal Caribbean Cruises	10,374	1,173
Wingstop	7,500	492
Wynn Resorts	640	70
Yum! Brands	11,341	1,046
		14,956
Household Durables 0.2%		
Panasonic (JPY)	126,200	1,302
Persimmon (GBP)	43,204	1,050

Skyline Champion	9,684	218
Sony (JPY)	16,800	888
Tempur Sealy International (1)	7,250	369
TRI Pointe Group (1)	28,906	361
		4,188
Internet & Direct Marketing Retail 1.9%		
A Place for Rover, Acquisition Date: 5/25/18, Cost: $3 (1)(5)(6)	402	3
Alibaba Group Holding, ADR (1)(2)	54,197	8,718
Amazon.com (1)(2)	14,343	24,242
Booking Holdings (1)(2)	4,189	7,925
Ctrip.com International, ADR (1)	579	17
GrubHub (1)	1,630	127
Quotient Technology (1)	10,550	130
Zalando (EUR)(1)(4)	11,892	370
		41,532
Multiline Retail 0.3%		
Dollar General	19,230	2,134
Dollar Tree (1)	22,629	1,964
Lojas Renner (BRL)	66,207	670
Ollie's Bargain Outlet Holdings (1)	7,284	646
Tuesday Morning (1)	32,900	81
		5,495
Specialty Retail 0.4%		
Aaron's	10,900	510
Burlington Stores (1)	4,550	754
Five Below (1)	2,400	252
Kingfisher (GBP)	428,685	1,365
Michaels (1)	19,600	333
Monro	11,525	937
National Vision Holdings (1)	6,012	221
RH (1)	1,738	202
Ross Stores	32,849	2,878
Ulta Beauty (1)	434	129
		7,581

Textiles, Apparel & Luxury Goods 0.2%		
Allbirds, Acquisition Date: 10/10/18, Cost: $41 (1)(5)(6)	745	41
Burberry Group (GBP)	58,600	1,328
Kering (EUR)	2,544	1,107
Moncler (EUR)	31,859	1,044
Samsonite International (HKD)(4)	202,200	612
		4,132
Total Consumer Discretionary		**96,330**
CONSUMER STAPLES 1.8%		
Beverages 0.2%		
Boston Beer, Class A (1)	2,302	632
Constellation Brands, Class A	432	85
Diageo (GBP)	50,092	1,809
Kirin Holdings (JPY)	29,100	686
		3,212
Food & Staples Retailing 0.2%		
Kroger	25,459	755
Performance Food Group (1)	11,785	406
Seven & i Holdings (JPY)	39,500	1,724
Walmart	8,198	801
		3,686
Food Products 0.9%		
Cal-Maine Foods	11,842	553
Collier Creek Holdings (1)	11,140	112
Conagra Brands	47,641	1,541
Kraft Heinz	17,795	910
Lancaster Colony	360	65
Nestle (CHF)	69,851	5,959
Post Holdings (1)	6,600	638
Sanderson Farms	3,400	385
Simply Good Foods (1)	18,500	376
TreeHouse Foods (1)	10,050	529
Tyson Foods, Class A	139,540	8,226

Wilmar International (SGD)	401,100	890
		20,184
Household Products 0.1%		
Central Garden & Pet, Class A (1)	1,200	37
Kimberly-Clark	14,900	1,719
Procter & Gamble	8,581	811
		2,567
Personal Products 0.3%		
Edgewell Personal Care (1)	2,600	109
L'Oreal (EUR)	8,130	1,918
Pola Orbis Holdings (JPY)	17,400	492
Unilever (GBP)	78,632	4,261
		6,780
Tobacco 0.1%		
Philip Morris International	33,447	2,894
		2,894
Total Consumer Staples		**39,323**
ENERGY 1.2%		
Energy Equipment & Services 0.1%		
Computer Modelling Group (CAD)	13,700	68
Dril-Quip (1)	3,600	141
National Oilwell Varco	4,791	154
WorleyParsons (AUD)	93,295	905
		1,268
Oil, Gas & Consumable Fuels 1.1%		
Advantage Oil & Gas (CAD)(1)(3)	12,496	22
BP, ADR	33,468	1,350
Cabot Oil & Gas	55,923	1,407
Centennial Resource Development, Class A (1)	18,229	283
Concho Resources (1)	10,343	1,348
ConocoPhillips	7,730	512
Diamondback Energy	3,200	353
EOG Resources	14,391	1,487
Equinor (NOK)	40,845	957

Exxon Mobil	14,695	1,168
Jagged Peak Energy (1)	15,400	176
Kosmos Energy (1)	6,308	34
Magnolia Oil & Gas (1)	7,700	94
Matador Resources (1)	8,850	202
Occidental Petroleum	21,849	1,535
Phillips 66	1,007	94
Royal Dutch Shell, Class B, ADR	36,300	2,252
Seven Generations Energy, Class A (CAD)(1)	22,700	173
TOTAL (EUR)	62,910	3,499
TOTAL, ADR	81,938	4,557
TransCanada	89,749	3,673
Venture Global LNG, Series B, Acquisition Date: 3/8/18 Cost: $9 (1)(5)(6)	3	16
Venture Global LNG, Series C, Acquisition Date: 5/25/17-3/8/18, Cost: $134 (1)(5)(6)	37	192
		25,384
Total Energy		**26,652**
FINANCIALS 5.7%		
Banks 2.8%		
ABN AMRO Group, GDR (EUR)(4)	42,524	1,085
Atlantic Capital Bancshares (1)	9,133	168
Australia & New Zealand Banking Group (AUD)	92,859	1,834
BankUnited	14,100	487
Barclays, ADR	29,176	241
Blue Hills Bancorp	9,947	236
BNP Paribas (EUR)	41,308	2,078
Bridge Bancorp	8,300	245
Citigroup (2)	2,323	151
Columbia Banking System	5,400	220
Commerzbank (EUR)(1)	42,170	365
Crossfirst Bankshares, Acquisition Date: 10/23/18, Cost: $58 (1)(5)(6)	2,040	58
Danske Bank (DKK)	44,319	884
DBS Group Holdings (SGD)	97,967	1,749
DNB (NOK)	120,805	2,075

Erste Group Bank (EUR)	24,195	958
FB Financial	9,400	363
Fifth Third Bancorp	38,177	1,066
First Bancshares	3,100	109
First Republic Bank	11,522	1,142
Grasshopper Bancorp, Warrants, 10/12/28, Acquisition Date: 10/12/18, Cost: $- (1)(5)(6)	803	—
Guaranty Bancorp	7,900	202
Heritage Commerce	17,216	246
Heritage Financial	8,200	287
Home BancShares	26,100	512
Hope Bancorp	11,800	179
Independent Bank Group	3,659	209
ING Groep (EUR)	150,523	1,823
Intesa Sanpaolo (EUR)	399,886	929
Investors Bancorp	21,700	267
JPMorgan Chase (2)	84,843	9,434
Live Oak Bancshares	9,225	165
Lloyds Banking Group (GBP)	2,102,845	1,488
Mitsubishi UFJ Financial Group (JPY)	355,100	1,943
National Bank of Canada (CAD)	34,200	1,560
National Commerce (1)	3,300	136
Nordea Bank (SEK)	217,863	1,935
Origin Bancorp	4,477	167
Pacific Premier Bancorp (1)	6,600	204
Pinnacle Financial Partners	8,517	488
PNC Financial Services Group	30,571	4,151
Prosperity Bancshares	5,700	396
Seacoast Banking (1)	16,975	492
Simmons First National, Class A	7,400	218
South State	4,521	328
Standard Chartered (GBP)	124,221	969
Sumitomo Mitsui Trust Holdings (JPY)	29,889	1,201
Svenska Handelsbanken, A Shares (SEK)	154,339	1,702
Texas Capital Bancshares (1)	2,930	175
Towne Bank	9,800	280

U.S. Bancorp	30,590	1,666
United Overseas Bank (SGD)	52,700	968
Univest	7,602	194
Webster Financial	5,245	316
Wells Fargo	160,799	8,728
Western Alliance Bancorp (1)	10,900	511
		59,983
Capital Markets 1.1%		
Ameriprise Financial	9,382	1,217
Barings BDC	10,697	107
Cboe Global Markets	7,912	852
Charles Schwab	98,428	4,410
Close Brothers Group (GBP)	13,490	260
Franklin Resources (3)	19,780	670
GAM Holding (CHF)	40,093	211
Goldman Sachs Group	135	26
Intercontinental Exchange	52,786	4,314
Macquarie Group (AUD)	18,230	1,534
Morgan Stanley	89,327	3,965
Northern Trust	645	64
Raymond James Financial	8,872	707
S&P Global	3,313	606
State Street	18,914	1,381
TD Ameritrade Holding	66,382	3,572
		23,896
Consumer Finance 0.1%		
Credit Saison (JPY)	14,900	192
Encore Capital Group (1)	10,600	297
PRA Group (1)	14,400	439
SLM (1)	25,401	261
		1,189
Diversified Financial Services 0.1%		
AXA Equitable Holdings	22,487	442
Challenger (AUD)	193,571	1,352
Element Fleet Management (CAD)	174,827	928

Mitsubishi UFJ Lease & Finance (JPY)	131,300	718
		3,440
Insurance 1.5%		
AIA Group (HKD)	156,800	1,288
American International Group	56,260	2,433
Assurant	3,800	370
Aviva (GBP)	187,024	972
AXA (EUR)	90,197	2,197
Axis Capital Holdings	6,300	349
Chubb	16,699	2,233
Direct Line Insurance Group (GBP)	348,840	1,462
Goosehead Insurance, Class A (1)	3,454	88
Hanover Insurance Group	4,400	505
Marsh & McLennan	28,270	2,508
Munich Re (EUR)	9,696	2,112
Ping An Insurance Group, H Shares (HKD)	139,500	1,359
Progressive	4,704	312
Prudential (GBP)	99,914	1,970
Prudential Financial	10,948	1,026
RSA Insurance Group (GBP)	85,144	590
Safety Insurance Group	2,629	231
Selective Insurance Group	11,400	757
State Auto Financial	4,900	171
Storebrand (NOK)	156,747	1,232
Sun Life Financial (CAD)	51,898	1,914
Tokio Marine Holdings (JPY)	40,000	1,976
Willis Towers Watson	21,276	3,392
Zurich Insurance Group (CHF)	5,270	1,656
		33,103
Thrifts & Mortgage Finance 0.1%		
Beneficial Bancorp	16,885	261
Capitol Federal Financial	23,217	326
Essent Group (1)	3,400	131
Meridian Bancorp	18,362	300
Pennymac Financial Services	6,200	127

Radian Group	16,300	300
Sterling Bancorp	10,858	92
		1,537
Total Financials		**123,148**
HEALTH CARE 6.3%		
Biotechnology 0.7%		
Abeona Therapeutics (1)	2,800	23
Acceleron Pharma (1)	4,900	259
Agios Pharmaceuticals (1)	2,234	147
Aimmune Therapeutics (1)	5,173	123
Alder Biopharmaceuticals (1)	10,000	134
Alexion Pharmaceuticals (1)	23,449	2,888
Alkermes (1)	3,539	129
Allogene Therapeutics (1)	1,331	42
AnaptysBio (1)	173	13
Argenx, ADR (1)	1,933	187
Ascendis Pharma, ADR (1)	4,079	275
BeiGene, ADR (1)	226	35
Biogen (1)	65	22
Blueprint Medicines (1)	3,426	197
Cara Therapeutics (1)	2,210	40
Celgene (1)	11,917	861
Corvus Pharmaceuticals (1)	2,875	17
Crinetics Pharmaceuticals (1)	1,940	68
CSL (AUD)	4,845	632
CytomX Therapeutics (1)	5,005	69
Enanta Pharmaceuticals (1)	400	32
Exelixis (1)	1,900	39
Five Prime Therapeutics (1)	1,210	15
G1 Therapeutics (1)	1,425	54
Global Blood Therapeutics (1)	4,733	149
GlycoMimetics (1)	3,453	40
Guardant Health (1)	1,044	37
ImmunoGen (1)	2,183	12
Immunomedics (1)	7,700	155

Insmed (1)	14,180	254
Loxo Oncology (1)	1,200	168
MacroGenics (1)	1,820	31
Madrigal Pharmaceuticals (1)	375	43
Momenta Pharmaceuticals (1)	4,400	52
Orchard Therapeutics, ADR (1)	1,556	23
Principia Biopharma (1)	2,639	73
PTC Therapeutics (1)	1,300	46
Radius Health (1)	10,900	182
Sage Therapeutics (1)	5,992	691
Sarepta Therapeutics (1)	600	78
Scholar Rock Holding (1)	1,186	29
Seattle Genetics (1)	2,097	131
Shire, ADR	7,200	1,264
Spark Therapeutics (1)	1,800	76
TESARO (1)	2,619	121
Ultragenyx Pharmaceutical (1)	1,000	54
Vertex Pharmaceuticals (1)	22,098	3,995
Xencor (1)	7,039	296
		14,301
Health Care Equipment & Supplies 1.9%		
Abbott Laboratories	9,035	669
AtriCure (1)	4,500	151
Avanos Medical (1)	10,300	491
Becton Dickinson & Company (2)	31,507	7,963
Boston Scientific (1)	35,337	1,331
Cooper	2,535	707
Cutera (1)	4,100	84
Danaher	44,733	4,900
Elekta, B Shares (SEK)	74,485	899
GN Store Nord (DKK)	25,126	878
Hologic (1)	18,114	805
ICU Medical (1)	1,214	292
Intuitive Surgical (1)	7,652	4,062
JAND, Class A, Acquisition Date: 3/9/18, Cost: $54 (1)(5)(6)	3,441	53
Koninklijke Philips (EUR)	79,955	3,032

Medtronic	44,581	4,348
Nevro (1)	2,071	86
NuVasive (1)	4,800	306
Quidel (1)	7,782	473
STERIS	4,600	548
Stryker	40,209	7,055
Wright Medical Group (1)	11,334	317
Zimmer Biomet Holdings	9,399	1,100
		40,550
Health Care Providers & Services 1.5%		
Acadia Healthcare (1)	9,877	336
Amedisys (1)	1,211	165
Anthem	17,214	4,993
Centene (1)	11,463	1,631
Cigna	26,109	5,832
Cross Country Healthcare (1)	11,215	102
CVS Health	35,342	2,834
Express Scripts Holding (1)	15,316	1,554
Fresenius (EUR)	32,294	1,836
HCA Healthcare	4,023	579
Humana	4,609	1,519
Miraca Holdings (JPY)	16,000	371
Molina Healthcare (1)	7,712	1,077
U.S. Physical Therapy	3,048	363
UnitedHealth Group	32,620	9,178
WellCare Health Plans (1)	3,721	948
		33,318
Health Care Technology 0.1%		
HMS Holdings (1)	13,500	482
Siemens Healthineers (EUR)(1)(4)	17,412	756
		1,238
Life Sciences Tools & Services 0.3%		
Agilent Technologies	21,320	1,543
Bruker	9,635	319
Illumina (1)	744	251

Thermo Fisher Scientific	21,782	5,436
		7,549
Pharmaceuticals 1.8%		
Amneal Pharmaceuticals (1)	8,500	151
Astellas Pharma (JPY)	164,600	2,537
Bayer (EUR)	37,138	2,725
Catalent (1)	13,233	525
Eli Lilly	8,632	1,024
GlaxoSmithKline, ADR	49,900	2,089
Merck	75,233	5,969
MyoKardia (1)	2,513	156
Novartis (CHF)	51,497	4,702
Novo Nordisk, B Shares (DKK)	17,575	817
Pacira Pharmaceuticals (1)	3,400	164
Perrigo (3)	3,689	230
Pfizer (2)	231,701	10,712
Prestige Consumer Healthcare (1)	6,400	248
Reata Pharmaceuticals, Class A (1)	600	38
Roche Holding (CHF)	15,491	4,021
Sanofi (EUR)	23,918	2,168
TherapeuticsMD (1)	62,304	313
WaVe Life Sciences (1)	3,770	180
Zoetis	2,072	195
		38,964
Total Health Care		**135,920**
INDUSTRIALS & BUSINESS SERVICES 3.6%		
Aerospace & Defense 1.1%		
Aerojet Rocketdyne Holdings (1)	11,518	406
Boeing (2)	37,667	13,061
BWX Technologies	12,608	570
Cubic	8,657	530
Harris	6,227	890
L3 Technologies	139	26
Meggitt (GBP)	221,616	1,469
Moog, Class A	3,000	262

Northrop Grumman	18,328	4,763
Teledyne Technologies (1)	4,730	1,062
		23,039
Air Freight & Logistics 0.0%		
FedEx	3,306	757
		757
Airlines 0.2%		
Alaska Air Group (3)	5,732	420
Alclear Holdings, Class B, Acquisition Date: 3/6/18, Cost: $114 (1)(5)(6)(7)	812	183
American Airlines Group	28,284	1,136
Delta Air Lines	31,420	1,908
Hawaiian Holdings	8,400	337
United Continental Holdings (1)	12,528	1,211
		5,195
Building Products 0.1%		
CSW Industrials (1)	3,951	209
Gibraltar Industries (1)	10,433	377
Lennox International	180	41
PGT Innovations (1)	13,266	256
Quanex Building Products	7,232	114
Simpson Manufacturing	4,300	252
		1,249
Commercial Services & Supplies 0.2%		
BrightView Holdings (1)	567	7
Brink's	12,865	911
Cintas	1,408	264
Healthcare Services Group	5,500	260
Heritage-Crystal Clean (1)	6,300	176
Rentokil Initial (GBP)	84,492	357
Republic Services	8,907	689
Team (1)	11,700	195
Waste Connections	8,037	631
		3,490

Construction & Engineering 0.0%		
Valmont Industries	3,203	418
		418
Electrical Equipment 0.3%		
ABB (CHF)	69,405	1,407
AZZ	8,000	382
Bloom Energy, Class A (1)	4,153	68
Legrand (EUR)	13,601	834
Melrose Industries (GBP)	304,713	689
Mitsubishi Electric (JPY)	180,900	2,395
Prysmian (EUR)	37,490	688
Thermon Group Holdings (1)	10,500	237
		6,700
Industrial Conglomerates 0.7%		
CK Hutchison Holdings (HKD)	171,229	1,796
DCC (GBP)	15,156	1,145
General Electric	168,917	1,267
Honeywell International	24,342	3,572
Roper Technologies	9,308	2,770
Sembcorp Industries (SGD)	141,760	271
Siemens (EUR)	29,300	3,410
		14,231
Machinery 0.4%		
Barnes Group	5,100	306
Chart Industries (1)	9,800	623
ESCO Technologies	7,749	545
Fortive	17,045	1,297
Gardner Denver Holdings (1)	3,100	77
Graco	7,200	317
Illinois Tool Works	6,141	854
John Bean Technologies	7,371	608
Luxfer Holdings	13,500	310
Mueller Water Products, Class A	34,100	359
PACCAR	9,684	602
REV Group	8,590	105

SMC (JPY)	2,600	888
Sun Hydraulics	3,840	160
THK (JPY)	52,400	1,208
Toro	7,400	459
		8,718
Marine 0.0%		
Matson	11,000	433
		433
Professional Services 0.2%		
CoStar Group (1)	555	205
Huron Consulting Group (1)	2,700	150
IHS Markit (1)	713	38
Nielsen Holdings	61,493	1,671
Recruit Holdings (JPY)	42,400	1,170
		3,234
Road & Rail 0.2%		
Canadian Pacific Railway	3,227	683
Central Japan Railway (JPY)	6,700	1,380
CSX	13,940	1,012
Genesee & Wyoming, Class A (1)	1,400	116
Kansas City Southern	10,918	1,125
Knight-Swift Transportation Holdings	1,952	68
Landstar System	2,200	240
Norfolk Southern	991	169
Schneider National, Class B	7,606	170
Union Pacific	2,524	388
		5,351
Trading Companies & Distributors 0.2%		
Mitsubishi (JPY)	52,200	1,411
SiteOne Landscape Supply (1)	8,964	552
Sumitomo (JPY)	153,500	2,362
Watsco	500	77
		4,402
Total Industrials & Business Services		**77,217**

INFORMATION TECHNOLOGY 5.5%

Communications Equipment 0.3%

Cisco Systems	101,617	4,864
LM Ericsson, B Shares (SEK)	84,594	710
Motorola Solutions	1,234	162
		5,736

Electronic Equipment, Instruments & Components 0.4%

Corning	88,246	2,843
CTS	7,800	226
Hamamatsu Photonics (JPY)	14,200	495
Keysight Technologies (1)	30,732	1,900
Largan Precision (TWD)	6,000	664
Littelfuse	660	126
Murata Manufacturing (JPY)	3,500	537
National Instruments	8,075	395
Novanta (1)	8,551	555
Omron (JPY)	19,700	870
TE Connectivity	13,334	1,026
		9,637

IT Services 1.3%

ANT International, Class C, Acquisition Date: 6/7/18 Cost: $481 (1)(5)(6)	85,814	481
Booz Allen Hamilton Holding	11,000	564
Euronet Worldwide (1)	5,700	670
Evo Payments, Class A (1)	2,237	59
Fidelity National Information Services	11,210	1,210
Fiserv (1)	21,631	1,712
FleetCor Technologies (1)	2,109	408
Global Payments	21,425	2,395
GTT Communications (1)	7,900	266
Infosys, ADR	99,800	984
Mastercard, Class A	33,126	6,661
Okta (1)	1,100	70
PayPal Holdings (1)	42,615	3,657
ServiceTitan, Acquisition Date: 11/9/18, Cost: $4 (1)(5)(6)	151	4

StoneCo, Acquisition Date: 7/10/17, Cost: $73 (1)(5)	9,702	217
StoneCo, Class A (1)	5,552	131
Tucows, Class A (1)	2,010	117
Visa, Class A	57,271	8,116
Wix.com (1)	2,734	257
Worldpay, Class A (1)	13,961	1,198
		29,177
Semiconductors & Semiconductor Equipment 1.1%		
ASML Holding (EUR)	6,981	1,193
Broadcom	10,311	2,448
Entegris	13,300	391
Inphi (1)	8,905	355
Lam Research	6,192	972
Lattice Semiconductor (1)	61,459	360
MACOM Technology Solutions Holdings (1)	9,300	165
Maxim Integrated Products	32,125	1,797
Microchip Technology (3)	426	32
Micron Technology (1)	31,753	1,225
MKS Instruments	2,100	165
Monolithic Power Systems	782	103
NVIDIA	5,695	931
NXP Semiconductors	29,835	2,487
PDF Solutions (1)	11,734	109
QUALCOMM	34,488	2,009
Renesas Electronics (JPY)(1)	70,700	334
Taiwan Semiconductor Manufacturing (TWD)	370,719	2,738
Texas Instruments	31,678	3,163
Tokyo Electron (JPY)	10,100	1,426
Xilinx	6,016	556
		22,959
Software 2.2%		
2U (1)	5,038	294
Anaplan (1)	1,550	43
Avalara (1)	757	24
Ceridian HCM Holding (1)	3,929	158

Checkr, Acquisition Date: 6/29/18, Cost: $7 (1)(5)(6)	557	7
Coupa Software (1)	6,982	450
CyberArk Software (1)	3,330	247
Descartes Systems Group (1)	18,400	541
Ellie Mae (1)	4,134	278
Five9 (1)	11,800	506
Guidewire Software (1)	800	74
Intuit	17,529	3,760
Microsoft (2)	195,777	21,710
Pagerduty, Acquisition Date: 9/28/18, Cost: $9 (1)(5)(6)	525	9
Paycom Software (1)	800	106
Proofpoint (1)	4,200	407
Q2 Holdings (1)	1,446	79
Red Hat (1)	12,313	2,199
salesforce.com (1)	32,949	4,704
ServiceNow (1)	20,327	3,766
Splunk (1)	6,517	728
SS&C Technologies Holdings	15,200	732
SVMK (1)	1,417	20
SVMK, Acquisition Date: 11/25/14, Cost: $19 (1)(5)	1,130	15
Synopsys (1)	15,409	1,417
Tableau Software, Class A (1)	6,660	830
Toast, Acquisition Date: 9/14/18, Cost: $- (1)(5)(6)	9	—
VMware, Class A (1)	5,722	958
Workday, Class A (1)	15,721	2,578
Zendesk (1)	7,300	434
		47,074
Technology Hardware, Storage & Peripherals 0.2%		
Apple	9,100	1,625
Cray (1)	9,000	236
Pure Storage, Class A (1)	6,211	118
Samsung Electronics (KRW)	67,761	2,539
		4,518
Total Information Technology		**119,101**

MATERIALS 1.1%

Chemicals 0.5%

Air Liquide (EUR)	10,465	1,266
Air Products & Chemicals	3,865	622
Asahi Kasei (JPY)	126,100	1,384
BASF (EUR)	19,870	1,453
Covestro (EUR)(4)	11,559	669
DowDuPont	39,755	2,300
GCP Applied Technologies (1)	9,000	246
Johnson Matthey (GBP)	30,549	1,144
Minerals Technologies	2,800	158
PolyOne	6,000	202
Quaker Chemical	700	144
Sherwin-Williams	1,423	603
Tosoh (JPY)	15,500	219
Umicore (EUR)	25,959	1,125
		11,535

Construction Materials 0.0%

Martin Marietta Materials	244	47
		47

Containers & Packaging 0.2%

Amcor (AUD)	95,396	938
Ball	29,557	1,452
International Paper	37,810	1,746
		4,136

Metals & Mining 0.3%

Antofagasta (GBP)	85,785	880
BHP Billiton (AUD)	15,057	335
BHP Group (GBP)	60,101	1,157
Constellium, Class A (1)	9,000	76
Franco-Nevada (CAD)	3,600	249
Haynes International	7,200	237
Independence Group (AUD)	276,941	772
Northern Star Resources (AUD)	25,282	148

Osisko Gold Royalties (CAD)	14,300	107
Rio Tinto (AUD)	9,892	533
South32 (AUD)	258,681	585
Sumitomo Metal Mining (JPY)	25,700	749
		5,828
Paper & Forest Products 0.1%		
Stora Enso, R Shares (EUR)	85,240	1,090
		1,090
Total Materials		**22,636**
REAL ESTATE 0.5%		
Equity Real Estate Investment Trusts 0.4%		
Acadia Realty Trust, REIT	8,200	235
Alexander & Baldwin, REIT (1)	11,841	246
American Campus Communities, REIT	11,500	504
American Tower, REIT	1,596	263
Crown Castle International, REIT	13,424	1,542
CubeSmart, REIT	4,500	140
EastGroup Properties, REIT	7,400	740
Equity Commonwealth, REIT	10,900	346
First Industrial Realty Trust, REIT	5,179	166
Great Portland Estates (GBP)	63,806	566
JBG SMITH Properties, REIT	2,200	88
Paramount Group, REIT	27,431	391
Prologis, REIT	14,771	995
PS Business Parks, REIT	5,378	758
Regency Centers, REIT	3,375	215
Scentre Group (AUD)	322,439	922
Unibail-Rodamco-Westfield (EUR)	4,071	701
Ventas, REIT	9,056	575
Weyerhaeuser, REIT	17,382	459
		9,852
Real Estate Management & Development 0.1%		
Colliers International Group	2,524	166
FirstService	7,500	568

Mitsui Fudosan (JPY)	45,900	1,100
Redfin (1)	8,564	145
		1,979
Total Real Estate		**11,831**
UTILITIES 1.5%		
Electric Utilities 0.8%		
Duke Energy	32,906	2,915
Entergy	23,006	2,003
Evergy	29,059	1,725
NextEra Energy	27,648	5,024
PG&E (1)	31,443	829
PNM Resources	13,700	592
Southern	68,344	3,235
SSE (GBP)	22,613	317
		16,640
Gas Utilities 0.2%		
Beijing Enterprises Holdings (HKD)	121,500	716
Chesapeake Utilities	4,450	383
ONE Gas	11,100	944
South Jersey Industries	9,280	289
Southwest Gas Holdings	8,919	703
		3,035
Independent Power & Renewable Electricity Producers 0.1%		
Electric Power Development (JPY)	43,300	1,116
Nextera Energy Partners	5,100	238
		1,354
Multi-Utilities 0.4%		
E.ON (EUR)	51,606	528
Engie (EUR)	125,364	1,767
National Grid (GBP)	120,378	1,285
NiSource	51,070	1,349
SCANA	5,900	275
Sempra Energy	35,774	4,122
		9,326

CONSUMER STAPLES 0.0%		
Food Products 0.0%		
Farmers Business Network, Series D, Acquisition Date: 11/3/17 Cost: $100 (1)(5)(6)	5,409	114
Total Consumer Staples		**114**
HEALTH CARE 0.1%		
Health Care Equipment & Supplies 0.1%		
Becton Dickinson & Company, Series A, 6.125%, 5/1/20	8,128	515
JAND, Series E, Acquisition Date: 3/9/18, Cost: $67 (1)(5)(6)	4,246	65
Total Health Care		**580**
INDUSTRIALS & BUSINESS SERVICES 0.0%		
Machinery 0.0%		
Fortive, Series A, 5.00%, 7/1/21	349	346
		346
Road & Rail 0.0%		
Convoy, Series C, Acquisition Date: 9/14/18, Cost: $68 (1)(5)(6)	9,621	68
		68
Total Industrials & Business Services		**414**
INFORMATION TECHNOLOGY 0.0%		
IT Services 0.0%		
ServiceTitan, Series A-1, Acquisition Date: 11/9/18, Cost: $- (1)(5)(6)	3	—
ServiceTitan, Series D, Acquisition Date: 11/9/18, Cost: $40 (1)(5)(6)	1,534	40
		40
Software 0.0%		
Checkr, Series C, Acquisition Date: 4/10/18, Cost: $32 (1)(5)(6)	2,328	32
Pagerduty, Series D, Acquisition Date: 8/24/18-9/28/18, Cost: $71 (1)(5)(6)	4,136	71
Plex Systems Holdings, Series B, Acquisition Date: 6/9/14, Cost: $25 (1)(5)(6)	10,891	23
Toast, Series D, Acquisition Date: 6/27/18, Cost: $99 (1)(5)(6)	5,711	157

Toast, Series B, Acquisition Date: 9/14/18, Cost: $1 (1)(5)(6)	78	2
		285
Total Information Technology		**325**
UTILITIES 0.1%		
Electric Utilities 0.1%		
NextEra Energy, 6.123%, 9/1/19	15,950	957
		957
Gas Utilities 0.0%		
South Jersey Industries, 7.25%, 4/15/21	2,063	104
		104
Multi-Utilities 0.0%		
Sempra Energy, Series A, 6.00%, 1/15/21	4,408	449
Sempra Energy, Series B, 6.75%, 7/15/21	2,295	231
		680
Total Utilities		**1,741**
Total Convertible Preferred Stocks (Cost $3,115)		**3,532**

CONVERTIBLE BONDS 0.0%

Ctrip.com International, 1.25%, 9/15/22	535,000	519
Grasshopper Bancorp, Acquisition Date: 10/12/18, Cost: $8, 4/12/19 (1)(5)(6)	8,030	8
Total Convertible Bonds (Cost $562)		**527**

CORPORATE BONDS 6.5%

21st Century Fox America, 3.70%, 9/15/24	140,000	140
AbbVie, 3.60%, 5/14/25	1,040,000	992
AerCap Ireland Capital, 3.50%, 5/26/22	220,000	215
AerCap Ireland Capital, 3.65%, 7/21/27	965,000	832
AerCap Ireland Capital, 3.95%, 2/1/22	450,000	445
AerCap Ireland Capital, 4.625%, 7/1/22	300,000	303
AIA Group, 3.90%, 4/6/28 (3)(4)	765,000	743
Air Lease, 2.75%, 1/15/23	130,000	123

Alexandria Real Estate Equities, 3.45%, 4/30/25	390,000	372
Alexandria Real Estate Equities, 3.95%, 1/15/27	455,000	435
Alexandria Real Estate Equities, 3.95%, 1/15/28	655,000	620
Alexandria Real Estate Equities, 4.00%, 1/15/24	150,000	149
Alibaba Group Holding, 3.60%, 11/28/24	2,665,000	2,582
American Airlines PTT, Series 2013-1, Class A, 4.00%, 7/15/25	292,412	290
American Airlines PTT, Series 2014-1, Class B, 4.375%, 10/1/22	46,070	46
American Airlines PTT, Series 2015-1, Class B, 3.70%, 5/1/23	105,509	103
American Airlines PTT, Series 2016-1, Class AA, 3.575%, 1/15/28	257,747	249
American Airlines PTT, Series 2016-3, Class B, 3.75%, 10/15/25	350,972	340
American Airlines PTT, Series 2017-1, Class B, 4.95%, 2/15/25	254,475	256
American Airlines PTT, Series 2017-2, Class AA, 3.35%, 10/15/29	228,641	218
American Airlines PTT, Series 2017-2, Class B, 3.70%, 10/15/25	522,196	504
American Campus Communities Operating Partnership, 3.625%, 11/15/27	265,000	243
Anglo American Capital, 3.625%, 9/11/24 (4)	375,000	352
Anglo American Capital, 4.125%, 9/27/22 (4)	465,000	461
Anheuser-Busch, 3.65%, 2/1/26 (4)	875,000	824
APT Pipelines, 3.875%, 10/11/22 (4)	300,000	297
APT Pipelines, 4.25%, 7/15/27 (4)	288,000	277
Arconic, 5.87%, 2/23/22	410,000	416
Arconic, 6.15%, 8/15/20	750,000	775
Arrow Electronics, 4.00%, 4/1/25	510,000	489
Ausgrid Finance, 3.85%, 5/1/23 (4)	285,000	282
Ausgrid Finance, 4.35%, 8/1/28 (4)	440,000	426
Avnet, 3.75%, 12/1/21	405,000	403
Avnet, 4.625%, 4/15/26	445,000	431
AXA Equitable Holdings, 3.90%, 4/20/23 (4)	235,000	230
AXA Equitable Holdings, 4.35%, 4/20/28 (4)	865,000	816
Baidu, 2.875%, 7/6/22	960,000	926

Baidu, 3.875%, 9/29/23	545,000	538
Baidu, 4.375%, 3/29/28 (3)	940,000	913
Banco de Bogota, 4.375%, 8/3/27	1,100,000	1,012
Banco de Bogota, 4.375%, 8/3/27 (4)	750,000	690
Banco Santander, 3.50%, 4/11/22	600,000	584
Banco Santander Chile, 3.875%, 9/20/22 (4)	305,000	302
Bank of America, 3.30%, 1/11/23	910,000	887
Barclays, VR, 4.338%, 5/16/24 (9)	315,000	306
Barclays, VR, 4.61%, 2/15/23 (9)	640,000	633
Barclays Bank, 5.14%, 10/14/20	900,000	921
Bayer U.S. Finance II, 3.875%, 12/15/23 (4)	1,135,000	1,093
BBVA Bancomer, 4.375%, 4/10/24 (4)	740,000	713
Becton Dickinson & Company, 3.363%, 6/6/24	635,000	603
Becton Dickinson & Company, 3.70%, 6/6/27	1,545,000	1,440
Becton Dickinson & Company, 3.734%, 12/15/24	325,000	314
Becton Dickinson & Company, 4.669%, 6/6/47	760,000	706
Boardwalk Pipelines, 3.375%, 2/1/23	150,000	143
Boardwalk Pipelines, 4.45%, 7/15/27	175,000	163
Boardwalk Pipelines, 4.95%, 12/15/24	415,000	416
Boardwalk Pipelines, 5.95%, 6/1/26	40,000	41
Booking Holdings, 3.60%, 6/1/26	600,000	570
Booking Holdings, 3.65%, 3/15/25	565,000	547
Boral Finance Property, 3.00%, 11/1/22 (4)	70,000	67
Boral Finance Property, 3.75%, 5/1/28 (4)	915,000	843
Boston Properties, 2.75%, 10/1/26	805,000	719
Boston Properties, 3.20%, 1/15/25	565,000	533
Boston Properties, 3.65%, 2/1/26	340,000	327
BPCE, 4.50%, 3/15/25 (4)	535,000	513
Brambles USA, 4.125%, 10/23/25 (4)	215,000	212
Braskem Finance, 7.375% (10)	564,000	568
Brixmor Operating Partnership, 3.65%, 6/15/24	272,000	260

Brixmor Operating Partnership, 3.85%, 2/1/25	625,000	596
Brixmor Operating Partnership, 3.90%, 3/15/27	800,000	750
Broadcom, 3.00%, 1/15/22	660,000	637
Broadcom, 3.125%, 1/15/25	610,000	549
Broadcom, 3.625%, 1/15/24	1,820,000	1,715
Camden Property Trust, 4.10%, 10/15/28	130,000	129
Capital One Bank USA, 3.375%, 2/15/23	1,250,000	1,204
Capital One Financial, 3.30%, 10/30/24	1,005,000	943
Catholic Health Initiatives, 2.95%, 11/1/22	280,000	270
CC Holdings, 3.849%, 4/15/23	1,200,000	1,175
Celgene, 3.875%, 8/15/25	1,455,000	1,392
Celulosa Arauco y Constitucion, 5.50%, 11/2/47	200,000	188
Cencosud, 5.15%, 2/12/25	1,060,000	1,012
Charter Communications Operating, 4.908%, 7/23/25	1,570,000	1,555
Cigna, 3.05%, 10/15/27	205,000	183
Citigroup, 3.20%, 10/21/26	1,520,000	1,389
Citigroup, VR, 2.876%, 7/24/23 (9)	425,000	408
Comcast, 3.15%, 3/1/26	955,000	898
Comcast, 3.20%, 7/15/36	80,000	66
Comcast, 3.30%, 2/1/27	1,110,000	1,037
Comcast, 3.375%, 8/15/25	25,000	24
Comcast, 3.95%, 10/15/25	205,000	204
Comcast, 4.15%, 10/15/28	290,000	287
Comcast, 4.70%, 10/15/48	80,000	78
Concho Resources, 3.75%, 10/1/27	730,000	678
Credit Agricole, 3.25%, 10/4/24 (4)	620,000	576
Credit Suisse Group, VR, 2.997%, 12/14/23 (4)(9)	455,000	431
Crown Castle International, 4.45%, 2/15/26	780,000	771
Crown Castle Towers, 3.222%, 5/15/22 (4)	65,000	64
Crown Castle Towers, 3.663%, 5/15/25 (4)	695,000	684
CVS Health, 3.70%, 3/9/23	2,400,000	2,350

Danske Bank, 2.00%, 9/8/21 (4)	255,000	240
Danske Bank, 2.70%, 3/2/22 (4)	305,000	291
Delta Air Lines, 3.625%, 3/15/22	485,000	476
Delta Air Lines, 4.375%, 4/19/28	980,000	936
Delta Air Lines PTT, Series 2009-1, Class A, 7.75%, 12/17/19	26,535	27
Delta Air Lines PTT, Series 2010-2, Class A, 4.95%, 5/23/19	25,071	25
Delta Air Lines PTT, Series 2011-1, Class A, 5.30%, 4/15/19	22,196	22
Delta Air Lines PTT, Series 2015-1, Class AA, 3.625%, 7/30/27	300,362	295
Deutsche Telekom International Finance, 4.375%, 6/21/28 (4)	2,160,000	2,112
Discover Financial Services, 3.75%, 3/4/25	1,175,000	1,114
Discover Financial Services, 3.95%, 11/6/24	415,000	406
Discover Financial Services, 4.10%, 2/9/27	1,085,000	1,010
Duke Energy, 2.65%, 9/1/26	314,000	279
Enbridge, Series 16-A, VR, 6.00%, 1/15/77 (9)	480,000	425
Enel Americas, 4.00%, 10/25/26	1,100,000	1,026
Enel Finance International, 2.75%, 4/6/23 (4)	990,000	898
Enel Finance International, 3.625%, 5/25/27 (4)	1,135,000	972
Eni, 4.00%, 9/12/23 (4)	795,000	780
Eni, 4.75%, 9/12/28 (4)	595,000	568
Essex Portfolio, 3.375%, 4/15/26	375,000	352
Essex Portfolio, 3.625%, 5/1/27	580,000	554
Expedia Group, 4.50%, 8/15/24	425,000	419
Expedia Group, 5.00%, 2/15/26	1,535,000	1,542
Express Scripts Holding, 3.40%, 3/1/27	130,000	120
Express Scripts Holding, 4.50%, 2/25/26	540,000	543
Fidelity National Financial, 4.50%, 8/15/28 (4)	565,000	549
FirstEnergy, Series B, 3.90%, 7/15/27	1,895,000	1,811
FirstEnergy Transmission, 4.35%, 1/15/25 (4)	765,000	774
GE Capital International Funding, 3.373%, 11/15/25	560,000	484
GE Capital International Funding, 4.418%, 11/15/35	855,000	689
General Motors, FRN, 3M USD LIBOR + 0.80%, 3.389%, 8/7/20	405,000	404

General Motors Financial, 4.00%, 10/6/26	225,000	204
General Motors Financial, 4.20%, 11/6/21	520,000	517
General Motors Financial, 4.35%, 4/9/25	210,000	200
GLP Capital, 5.25%, 6/1/25	170,000	169
Goldman Sachs Group, 3.50%, 11/16/26	230,000	212
Goldman Sachs Group, VR, 2.908%, 6/5/23 (9)	1,535,000	1,475
GTP Acquisition Partners I, 2.35%, 6/15/20 (4)	755,000	740
Halfmoon Parent, 4.125%, 11/15/25 (4)	1,320,000	1,305
Halfmoon Parent, 4.375%, 10/15/28 (4)	490,000	480
Halfmoon Parent, 4.90%, 12/15/48 (4)	550,000	524
Healthcare Realty Trust, 3.625%, 1/15/28	575,000	531
Heathrow Funding, 4.875%, 7/15/21 (4)	570,000	586
Hess, 4.30%, 4/1/27	820,000	749
Hess, 5.80%, 4/1/47	585,000	524
Highwoods Realty, 4.125%, 3/15/28	570,000	549
HSBC Holdings, 2.65%, 1/5/22	365,000	350
HSBC Holdings, VR, 3.95%, 5/18/24 (9)	205,000	201
Humana, 3.85%, 10/1/24	295,000	289
Hutchison Whampoa International, 3.625%, 10/31/24	1,000,000	977
JPMorgan Chase, 2.95%, 10/1/26	2,345,000	2,132
JPMorgan Chase, 3.20%, 6/15/26	275,000	255
JPMorgan Chase, 3.90%, 7/15/25	190,000	187
JPMorgan Chase, FRN, 3M USD LIBOR + 1.23%, 3.717%, 10/24/23	1,995,000	1,999
JPMorgan Chase, VR, 3.54%, 5/1/28 (9)	275,000	260
JPMorgan Chase, VR, 3.797%, 7/23/24 (9)	170,000	168
Kaiser Foundation Hospitals, 3.50%, 4/1/22	215,000	216
Keysight Technologies, 4.60%, 4/6/27	855,000	848
Kimco Realty, 2.80%, 10/1/26	485,000	428
Kimco Realty, 3.30%, 2/1/25	255,000	239
Martin Marietta Materials, 4.25%, 7/2/24	640,000	641

Morgan Stanley, 3.125%, 7/27/26	355,000	324
Morgan Stanley, 3.70%, 10/23/24	1,280,000	1,240
Morgan Stanley, 3.75%, 2/25/23	1,855,000	1,838
Morgan Stanley, 3.875%, 1/27/26	160,000	154
Morgan Stanley, 4.875%, 11/1/22	1,010,000	1,032
MPT Operating Partnership, 5.00%, 10/15/27	530,000	503
MPT Operating Partnership, 5.25%, 8/1/26	125,000	122
National Retail Properties, 4.30%, 10/15/28	75,000	74
Netflix, 4.625%, 5/15/29 (EUR) (4)	655,000	727
O'Reilly Automotive, 4.625%, 9/15/21	65,000	67
Omnicom Group, 3.65%, 11/1/24	860,000	827
Peru LNG, 5.375%, 3/22/30	800,000	778
Plains All American Pipeline, 2.85%, 1/31/23	115,000	107
Plains All American Pipeline, 4.65%, 10/15/25	1,000,000	966
Principal Financial Group, VR, 4.70%, 5/15/55 (9)	605,000	593
QVC, 5.125%, 7/2/22	1,300,000	1,320
Regency Centers, 3.60%, 2/1/27	330,000	310
Regency Centers, 4.125%, 3/15/28	185,000	180
Reynolds American, 4.45%, 6/12/25	525,000	510
Reynolds American, 5.85%, 8/15/45	265,000	257
Royal Bank of Scotland Group, 3.875%, 9/12/23	960,000	909
Royal Bank of Scotland Group, VR, 3.498%, 5/15/23 (9)	535,000	510
Sabine Pass Liquefaction, 5.00%, 3/15/27	1,015,000	1,012
Sabine Pass Liquefaction, 5.75%, 5/15/24	241,000	252
Sabine Pass Liquefaction, 5.875%, 6/30/26	540,000	568
SACI Falabella, 4.375%, 1/27/25	1,100,000	1,070
SBA Tower Trust, 2.898%, 10/15/19 (4)	370,000	369
SBA Tower Trust, 3.156%, 10/8/20 (4)	970,000	960
SBA Tower Trust, 3.168%, 4/11/22 (4)	670,000	656
SBA Tower Trust, 3.448%, 3/15/23 (4)	260,000	257

SBA Tower Trust, Series 2014-2A, Class C, STEP, 3.869%, 10/15/49 (4)	645,000	640
Sempra Energy, 3.25%, 6/15/27	205,000	187
Sempra Energy, 3.40%, 2/1/28	2,000,000	1,820
Sempra Energy, 3.80%, 2/1/38	370,000	313
Sempra Energy, 4.00%, 2/1/48	215,000	177
Shire Acquisitions Investments Ireland, 2.875%, 9/23/23	1,360,000	1,276
Shire Acquisitions Investments Ireland, 3.20%, 9/23/26	585,000	525
Sigma Alimentos, 4.125%, 5/2/26	1,015,000	942
SMBC Aviation Capital Finance, 4.125%, 7/15/23 (4)	200,000	198
Solvay Finance America, 4.45%, 12/3/25 (4)	535,000	535
Southern, 3.25%, 7/1/26	575,000	531
Tencent Holdings, 3.80%, 2/11/25 (3)	1,010,000	980
Thomson Reuters, 3.35%, 5/15/26	570,000	522
Time Warner Cable, 6.55%, 5/1/37	274,000	278
Time Warner Cable, 6.75%, 6/15/39	510,000	526
Transcontinental Gas Pipe Line, 4.00%, 3/15/28	195,000	186
Transcontinental Gas Pipe Line, 4.60%, 3/15/48	270,000	242
Transurban Finance, 3.375%, 3/22/27 (4)	145,000	132
Transurban Finance, 4.125%, 2/2/26 (4)	120,000	117
Trinity Acquisition, 3.50%, 9/15/21	155,000	153
U.S. Airways PTT, Series 2012-2, Class A, 4.625%, 6/3/25	730,214	749
U.S. Airways PTT, Series 2013-1, Class A, 3.95%, 11/15/25	222,688	223
UBS Group Funding Switzerland, 3.491%, 5/23/23 (4)	575,000	558
UBS Group Funding Switzerland, VR, 2.859%, 8/15/23 (4)(9)	550,000	524
Ventas Realty, 4.40%, 1/15/29	215,000	211
VEREIT Operating Partnership, 3.95%, 8/15/27	459,000	422
VEREIT Operating Partnership, 4.60%, 2/6/24	1,455,000	1,453
VEREIT Operating Partnership, 4.875%, 6/1/26	120,000	119
Verizon Communications, 3.376%, 2/15/25	1,665,000	1,605
Verizon Communications, 5.15%, 9/15/23	605,000	639

Vodafone Group, 4.125%, 5/30/25	370,000	360
Vodafone Group, 4.375%, 5/30/28	1,395,000	1,332
Vodafone Group, 5.00%, 5/30/38	805,000	743
Volkswagen Group of America Finance, 4.625%, 11/13/25 (4)	765,000	748
Western Gas Partners, 4.00%, 7/1/22	650,000	639
Williams, 3.90%, 1/15/25	290,000	278
Williams, 4.85%, 3/1/48	580,000	511
Willis North America, 3.60%, 5/15/24	1,030,000	987
Woodside Finance, 3.65%, 3/5/25 (4)	1,345,000	1,278
Woodside Finance, 3.70%, 9/15/26 (4)	438,000	407
Woodside Finance, 3.70%, 3/15/28 (4)	750,000	682
WPP Finance 2010, 3.625%, 9/7/22	305,000	294
WPP Finance 2010, 3.75%, 9/19/24	670,000	621
Total Corporate Bonds (Cost $145,186)		**139,678**

ASSET-BACKED SECURITIES 2.5%

Allegro III Series 2015-1A, Class AR, CLO, FRN 3M USD LIBOR + 0.84%, 3.33%, 7/25/27 (4)	580,000	578
Ally Auto Receivables Trust Series 2015-2, Class D 3.01%, 3/15/22 (4)	65,000	65
Ally Auto Receivables Trust Series 2017-2, Class B 2.33%, 6/15/22	65,000	64
American Express Credit Account Master Trust Series 2017-7, Class B 2.54%, 5/15/25	655,000	633
AmeriCredit Automobile Receivables Trust Series 2015-3, Class B 2.08%, 9/8/20	92,742	93
AmeriCredit Automobile Receivables Trust Series 2015-4, Class C 2.88%, 7/8/21	160,000	159

AmeriCredit Automobile Receivables Trust Series 2016-1, Class A3 1.81%, 10/8/20	8,801	9
AmeriCredit Automobile Receivables Trust Series 2016-2, Class C 2.87%, 11/8/21	95,000	95
AmeriCredit Automobile Receivables Trust Series 2016-4, Class D 2.74%, 12/8/22	1,005,000	987
AmeriCredit Automobile Receivables Trust Series 2017-1, Class C 2.71%, 8/18/22	70,000	69
AmeriCredit Automobile Receivables Trust Series 2017-1, Class D 3.13%, 1/18/23	1,130,000	1,116
ARI Fleet Lease Trust Series 2017-A, Class A2 1.91%, 4/15/26 (4)	108,485	108
ARI Fleet Lease Trust Series 2017-A, Class A3 2.28%, 4/15/26 (4)	390,000	383
Ascentium Equipment Receivables Trust Series 2017-1A, Class A2 1.87%, 7/10/19 (4)	12,262	12
Ascentium Equipment Receivables Trust Series 2017-1A, Class A3 2.29%, 6/10/21 (4)	105,000	104
Avis Budget Rental Car Funding Series 2013-2A, Class A 2.97%, 2/20/20 (4)	142,500	142
Avis Budget Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (4)	420,000	419
Avis Budget Rental Car Funding Series 2014-2A, Class A 2.50%, 2/20/21 (4)	1,905,000	1,888
Avis Budget Rental Car Funding Series 2016-2A, Class A 2.72%, 11/20/22 (4)	460,000	448
Avis Budget Rental Car Funding Series 2017-1A, Class A 3.07%, 9/20/23 (4)	480,000	469

Avis Budget Rental Car Funding Series 2017-2A, Class A 2.97%, 3/20/24 (4)	1,345,000	1,297
Avis Budget Rental Car Funding Series 2018-2A, Class A 4.00%, 3/20/25 (4)	875,000	882
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22	115,000	114
Barings Series 2013-IA, Class AR, CLO, FRN 3M USD LIBOR + 0.80%, 3.269%, 1/20/28 (4)	655,000	652
Betony 2 Series 2018-1A, Class A1, CLO, FRN 3M USD LIBOR + 1.08%, 3.60%, 4/30/31 (4)	620,000	620
BlueMountain Series 2015-2A, Class A1R, CLO, FRN 3M USD LIBOR + 0.93%, 3.375%, 7/18/27 (4)	460,000	459
BlueMountain Series 2015-2A, Class BR, CLO, FRN 3M USD LIBOR + 1.50%, 3.945%, 7/18/27 (4)	395,000	395
BlueMountain Series 2015-2A, Class CR, CLO, FRN 3M USD LIBOR + 2.05%, 4.495%, 7/18/27 (4)	270,000	270
Capital Auto Receivables Asset Trust Series 2015-4, Class A4 2.01%, 7/20/20	59,843	60
Capital One Multi-Asset Execution Trust Series 2005-B3, Class B3, FRN 3M USD LIBOR + 0.55%, 2.986%, 5/15/28	615,000	603
Carlyle Global Market Strategies Series 2015-1A, Class AR, CLO, FRN 3M USD LIBOR + 1.00%, 3.469%, 4/20/27 (4)	940,000	940
Carlyle Global Market Strategies Series 2015-3A, Class A1R, CLO, FRN 3M USD LIBOR + 1.00%, 3.509%, 7/28/28 (4)	1,345,000	1,345
CarMax Auto Owner Trust Series 2016-4, Class A3 1.40%, 8/15/21	558,833	552
CCG Receivables Trust Series 2016-1, Class A2 1.69%, 9/14/22 (4)	81,447	81

CCG Receivables Trust Series 2017-1, Class A2 1.84%, 11/14/23 (4)	226,093	224
Chrysler Capital Auto Receivables Trust Series 2016-BA, Class A3 1.64%, 7/15/21 (4)	120,384	120
CNH Equipment Trust Series 2017-C, Class B 2.54%, 5/15/25	60,000	59
Diamond Resorts Owner Trust Series 2015-2, Class A 2.99%, 5/22/28 (4)	52,793	53
Driven Brands Funding Series 2018-1A, Class A2 4.739%, 4/20/48 (4)	79,600	80
Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (4)	75,552	74
Enterprise Fleet Financing Series 2016-1, Class A3 2.08%, 9/20/21 (4)	550,000	548
Enterprise Fleet Financing Series 2016-2, Class A2 1.74%, 2/22/22 (4)	121,069	121
Enterprise Fleet Financing Series 2017-1, Class A2 2.13%, 7/20/22 (4)	112,477	112
Enterprise Fleet Financing Series 2017-2, Class A2 1.97%, 1/20/23 (4)	96,239	95
Galaxy XXIX Series 2018-29A, Class A, CLO, FRN 3M USD LIBOR + 0.79%, 3.406%, 11/15/26 (4)	645,000	643
Galaxy XXIX Series 2018-29A, Class B, CLO, FRN 3M USD LIBOR + 1.40%, 4.016%, 11/15/26 (4)	250,000	250
GM Financial Automobile Leasing Trust Series 2016-2, Class B 2.08%, 3/20/20	350,000	349
GM Financial Automobile Leasing Trust Series 2016-2, Class C 2.58%, 3/20/20	215,000	214

GM Financial Consumer Automobile Series 2017-1A, Class C 2.45%, 7/17/23 (4)	100,000	98
GM Financial Consumer Automobile Receivables Trust Series 2017-3A, Class C 2.52%, 3/16/23 (4)	200,000	195
GMF Floorplan Owner Revolving Trust Series 2016-1, Class B 2.41%, 5/17/21 (4)	130,000	130
GMF Floorplan Owner Revolving Trust Series 2016-1, Class C 2.85%, 5/17/21 (4)	100,000	100
GMF Floorplan Owner Revolving Trust Series 2017-1, Class A1 2.22%, 1/18/22 (4)	480,000	476
GMF Floorplan Owner Revolving Trust Series 2017-1, Class C 2.97%, 1/18/22 (4)	820,000	817
GMF Floorplan Owner Revolving Trust Series 2017-2, Class C 2.63%, 7/15/22 (4)	290,000	286
GMF Floorplan Owner Revolving Trust Series 2017-3, Class B 2.26%, 8/16/21 (4)	735,000	730
GMF Floorplan Owner Revolving Trust Series 2018-1, Class C 3.25%, 3/15/22 (4)	965,000	963
Golub Capital Partners Series 2018-39A, Class A1, CLO, FRN 3M USD LIBOR + 1.15%, 3.61%, 10/20/28 (4)	780,000	774
GreatAmerica Leasing Receivables Funding Series 2017-1, Class A3 2.06%, 6/22/20 (4)	90,763	90
Halcyon Loan Advisors Funding Series 2014-3A, Class AR, CLO, FRN 3M USD LIBOR + 1.10%, 3.569%, 10/22/25 (4)	455,000	455
Hardee's Funding Series 2018-1A, Class A2I 4.25%, 6/20/48 (4)	435,000	435
Hardee's Funding Series 2018-1A, Class A2II 4.959%, 6/20/48 (4)	550,000	550

Hilton Grand Vacations Trust Series 2014-AA, Class A 1.77%, 11/25/26 (4)	113,349	111
Hilton Grand Vacations Trust Series 2017-AA, Class A 2.66%, 12/26/28 (4)	81,605	80
Huntington Auto Trust Series 2016-1, Class A4 1.93%, 4/15/22	400,000	395
Hyundai Auto Lease Securitization Trust Series 2016-B, Class A4 1.68%, 4/15/20 (4)	81,102	81
Hyundai Auto Lease Securitization Trust Series 2016-C, Class A3 1.49%, 2/18/20 (4)	149,377	149
Hyundai Auto Receivables Trust Series 2016-B, Class D 2.68%, 9/15/23	365,000	359
Jimmy John's Funding Series 2017-1A, Class A2I 3.61%, 7/30/47 (4)	118,500	117
Kubota Credit Owner Trust Series 2016-1A, Class A3 1.50%, 7/15/20 (4)	90,533	90
Mercedes-Benz Auto Lease Trust Series 2016-B, Class A3 1.35%, 8/15/19	50,590	51
Mercedes-Benz Auto Lease Trust Series 2017-A, Class A3 1.79%, 4/15/20	450,000	448
MMAF Equipment Finance Series 2014-AA, Class A4 1.59%, 2/8/22 (4)	240,739	239
MMAF Equipment Finance Series 2016-AA, Class A4 1.76%, 1/17/23 (4)	465,000	454
MMAF Equipment Finance Series 2017-AA, Class A2 1.73%, 5/18/20 (4)	30,626	31
MMAF Equipment Finance Series 2017-B, Class A5 2.72%, 6/15/40 (4)	1,125,000	1,088

MVW Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (4)	18,980	19
MVW Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (4)	36,371	36
MVW Owner Trust Series 2017-1A, Class A 2.42%, 12/20/34 (4)	77,585	75
Navient Private Education Loan Trust Series 2017-A, Class A2A 2.88%, 12/16/58 (4)	185,000	178
Navient Private Education Loan Trust Series 2018-BA, Class A2A 3.61%, 12/15/59 (4)	530,000	526
Navient Student Loan Trust Series 2016-1A, Class A, FRN 1M USD LIBOR + 0.70%, 3.015%, 2/25/70 (4)	872,489	871
Navient Student Loan Trust Series 2018-2A, Class A2, FRN 1M USD LIBOR + 0.38%, 2.695%, 3/25/67 (4)	915,000	915
Nelnet Student Loan Trust Series 2006-1, Class A6, FRN 3M USD LIBOR + 0.45%, 3.103%, 8/23/36 (4)	810,000	799
Neuberger Berman XIX Series 2015-19A, Class A2R2, CLO, FRN 3M USD LIBOR + 1.15%, 3.586%, 7/15/27 (4)	1,355,000	1,354
Neuberger Berman XVI Series 2017-16SA, Class A, CLO, FRN 3M USD LIBOR + 0.85%, 3.286%, 1/15/28 (4)	735,000	732
Nissan Auto Lease Trust Series 2017-B, Class A3 2.05%, 9/15/20	550,000	545
OCP Series 2014-7A, Class A1RR, CLO, FRN 3M USD LIBOR + 1.12%, 3.589%, 7/20/29 (4)	830,000	830
Octagon Investment Partners XXIII Series 2015-1A, Class A1R, CLO, FRN 3M USD LIBOR + 0.85%, 3.286%, 7/15/27 (4)	525,000	525
Octagon Investment Partners XXIII Series 2015-1A, Class BR, CLO, FRN 3M USD LIBOR + 1.20%, 3.537%, 7/15/27 (4)	435,000	432

OZLM VII Series 2014-7RA, Class A1R, CLO, FRN 3M USD LIBOR + 1.01%, 3.459%, 7/17/29 (4)	1,125,000	1,123
OZLM VIII Series 2014-8A, Class A1RR, CLO, FRN 3M USD LIBOR + 1.17%, 3.625%, 10/17/29 (4)	820,000	820
Santander Drive Auto Receivables Trust Series 2014-3, Class E 3.49%, 9/15/21 (4)	985,000	985
Santander Drive Auto Receivables Trust Series 2015-3, Class E 4.50%, 6/17/23 (4)	1,085,000	1,095
Santander Drive Auto Receivables Trust Series 2017-1, Class B 2.10%, 6/15/21	80,000	80
Santander Drive Auto Receivables Trust Series 2017-1, Class C 2.58%, 5/16/22	95,000	94
Santander Drive Auto Receivables Trust Series 2017-3, Class B 2.19%, 3/15/22	155,000	154
Santander Drive Auto Receivables Trust Series 2018-1, Class C 2.96%, 3/15/24	225,000	223
Santander Drive Auto Receivables Trust Series 2018-2, Class B 3.03%, 9/15/22	265,000	264
Santander Drive Auto Receivables Trust Series 2018-2, Class C 3.35%, 7/17/23	250,000	248
Santander Drive Auto Receivables Trust Series 2018-5, Class B 3.52%, 12/15/22	395,000	396
Sierra Timeshare Receivables Funding Series 2014-2A, Class A, VR 2.05%, 6/20/31 (4)(9)	47,599	48
Sierra Timeshare Receivables Funding Series 2015-2A, Class A 2.43%, 6/20/32 (4)	84,372	83
Sierra Timeshare Receivables Funding Series 2015-3A, Class A 2.58%, 9/20/32 (4)	42,707	42

Sierra Timeshare Receivables Funding Series 2016-1A, Class A 3.08%, 3/21/33 (4)	263,843	262
SLM Student Loan Trust Series 2008-4, Class A4, FRN 3M USD LIBOR + 1.65%, 4.14%, 7/25/22	66,323	68
SLM Student Loan Trust Series 2008-5, Class A4, FRN 3M USD LIBOR + 1.70%, 4.19%, 7/25/23	468,732	479
SLM Student Loan Trust Series 2008-9, Class A, FRN 3M USD LIBOR + 1.50%, 3.99%, 4/25/23	468,106	473
SMART Trust Series 2016-2US, Class A3A 1.71%, 3/15/21	586,410	581
SMB Private Education Loan Trust Series 2015-B, Class A2A 2.98%, 7/15/27 (4)	284,767	283
SMB Private Education Loan Trust Series 2015-C, Class A3, FRN 1M USD LIBOR + 1.95%, 4.257%, 8/16/32 (4)	555,000	576
SMB Private Education Loan Trust Series 2016-A, Class A2A 2.70%, 5/15/31 (4)	143,674	142
SMB Private Education Loan Trust Series 2016-B, Class A2A 2.43%, 2/17/32 (4)	359,249	349
SMB Private Education Loan Trust Series 2017-B, Class A2A 2.82%, 10/15/35 (4)	1,335,000	1,289
SMB Private Education Loan Trust Series 2018-B, Class A2A 3.60%, 1/15/37 (4)	780,000	778
SMB Private Education Loan Trust Series 2018-B, Class A2B, FRN 1M USD LIBOR + 0.72%, 3.027%, 1/15/37 (4)	215,000	214
SMB Private Education Loan Trust Series 2018-C, Class A2A 3.63%, 11/15/35 (4)	590,000	590
Symphony XVII Series 2016-17A, Class AR, CLO, FRN 3M USD LIBOR + 0.88%, 3.316%, 4/15/28 (4)	1,045,000	1,040

Synchrony Credit Card Master Note Trust Series 2015-1, Class B 2.64%, 3/15/23	475,000	470
Taco Bell Funding Series 2018-1A, Class A2I 4.318%, 11/25/48 (4)	720,000	720
Utility Debt Securitization Authority Series 2013-T, Class T1 2.042%, 6/15/21	152,000	151
Verizon Owner Trust Series 2017-1A, Class C 2.65%, 9/20/21 (4)	230,000	228
Verizon Owner Trust Series 2017-3A, Class B 2.38%, 4/20/22 (4)	605,000	595
Verizon Owner Trust Series 2018-1A, Class C 3.20%, 9/20/22 (4)	420,000	417
Volvo Financial Equipment Series 2016-1A, Class A3 1.67%, 2/18/20 (4)	86,111	86
Volvo Financial Equipment Master Owner Trust Series 2017-A, Class A, FRN 1M USD LIBOR + 0.50%, 2.807%, 11/15/22 (4)	175,000	175
Voya Series 2016-1A, Class A2R, CLO, FRN 3M USD LIBOR + 1.30%, 3.769%, 1/20/31 (4)	610,000	596
World Omni Auto Receivables Trust Series 2018-B, Class B 3.17%, 1/15/25	510,000	504
World Omni Automobile Lease Securitization Trust Series 2018-A, Class B 3.06%, 5/15/23	240,000	239
Total Asset-Backed Securities (Cost $54,006)		**53,642**

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 3.3%

225 Liberty Street Trust Series 2016-225L, Class A 3.597%, 2/1/36 (4)	220,000	216

280 Park Avenue Mortgage Trust Series 2017-280P, Class A, ARM 1M USD LIBOR + 0.88%, 3.187%, 9/15/34 (4)	750,000	748
Ashford Hospitality Trust Series 2018-ASHF, Class B, ARM 1M USD LIBOR + 1.25%, 3.557%, 4/15/35 (4)	395,000	394
Ashford Hospitality Trust Series 2018-ASHF, Class C, ARM 1M USD LIBOR + 1.40%, 3.707%, 4/15/35 (4)	185,000	185
Atrium Hotel Portfolio Trust Series 2017-ATRM, Class A, ARM 1M USD LIBOR + 0.93%, 3.237%, 12/15/36 (4)	935,000	933
Aventura Mall Trust Series 2018-AVM, Class A, ARM 4.249%, 7/5/40 (4)	1,370,000	1,398
BANK 2017 Series 2017-BNK5, Class A5 3.39%, 6/15/60	580,000	559
BANK 2017 Series 2017-BNK5, Class C, ARM 4.259%, 6/15/60	190,000	184
BANK 2017 Series 2017-BNK4, Class A4 3.625%, 5/15/50	615,000	603
Bayview Mortgage Fund Trust Series 2017-RT3, Class A, CMO, ARM 3.50%, 1/28/58 (4)	364,347	362
Bayview Opportunity Master Fund Trust Series 2017-RT1, Class A1, CMO, ARM 3.00%, 3/28/57 (4)	68,487	67
Bayview Opportunity Master Fund Trust Series 2017-SPL4, Class A, CMO, ARM 3.50%, 1/28/55 (4)	89,309	89
BX Trust Series 2017-IMC, Class A, ARM 1M USD LIBOR + 1.05%, 3.357%, 10/15/32 (4)	705,000	706
BX Trust Series 2017-IMC, Class D, ARM 1M USD LIBOR + 2.25%, 4.557%, 10/15/32 (4)	540,000	540
BXP Trust Series 2017-GM, Class A 3.379%, 6/13/39 (4)	705,000	677

CGGS Commercial Mortgage Trust Series 2018-WSS, Class B, ARM 1M USD LIBOR + 1.10%, 3.407%, 2/15/37 (4)	455,000	454
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class AS 4.026%, 5/10/47	375,000	378
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48	270,000	262
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class AS 3.571%, 2/10/48	135,000	133
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class B, ARM 4.915%, 2/10/49	570,000	586
CLNS Trust Series 2017-IKPR, Class A, ARM 1M USD LIBOR + 0.80%, 3.118%, 6/11/32 (4)	150,000	149
COLT Mortgage Loan Trust Series 2017-1, Class A1, CMO, ARM 2.614%, 5/27/47 (4)	59,609	59
COLT Mortgage Loan Trust Series 2017-2, Class A1A, CMO, ARM 2.415%, 10/25/47 (4)	110,785	110
COLT Mortgage Loan Trust Series 2017-2, Class A3A, CMO, ARM 2.773%, 10/25/47 (4)	47,142	47
COLT Mortgage Loan Trust Series 2018-1, Class A1, CMO, ARM 2.93%, 2/25/48 (4)	239,426	238
COLT Mortgage Loan Trust Series 2018-1, Class A2, CMO, ARM 2.981%, 2/25/48 (4)	70,076	69
COLT Mortgage Loan Trust Series 2018-4, Class A1, CMO, ARM 4.006%, 12/28/48 (4)	895,000	896
COLT Mortgage Loan Trust Series 2018-4, Class A2, CMO, ARM 4.108%, 12/28/48 (4)	530,000	530
Commercial Mortgage PTC Series 2016-CR28, Class A4 3.762%, 2/10/49	525,000	523

Commercial Mortgage PTC Series 2016-CR28, Class AHR 3.651%, 2/10/49	305,090	301
Commercial Mortgage Trust Series 2013-CR12, Class A4 4.046%, 10/10/46	595,000	607
Commercial Mortgage Trust Series 2014-TWC, Class A, ARM 1M USD LIBOR + 0.85%, 3.165%, 2/13/32 (4)	250,000	250
Commercial Mortgage Trust Series 2015-CR22, Class AM, ARM 3.603%, 3/10/48	625,000	614
Commercial Mortgage Trust Series 2015-CR24, Class A5 3.696%, 8/10/48	1,005,000	1,000
Commercial Mortgage Trust Series 2015-CR24, Class AM, ARM 4.028%, 8/10/48	265,000	265
Commercial Mortgage Trust Series 2015-CR25, Class C, ARM 4.696%, 8/10/48	220,000	212
Commercial Mortgage Trust Series 2015-LC21, Class B, ARM 4.453%, 7/10/48	435,000	434
Commercial Mortgage Trust Series 2015-LC23, Class AM, ARM 4.158%, 10/10/48	985,000	992
Commercial Mortgage Trust Series 2015-PC1, Class B, ARM 4.588%, 7/10/50	220,000	219
Commercial Mortgage Trust Series 2016-DC2, Class A5 3.765%, 2/10/49	410,000	408
Connecticut Avenue Securities Series 2017-C01, Class 1M1, CMO, ARM 1M USD LIBOR + 1.30%, 3.615%, 7/25/29	274,298	275
Connecticut Avenue Securities Series 2017-C02, Class 2M1, CMO, ARM 1M USD LIBOR + 1.15%, 3.465%, 9/25/29	144,257	145
Connecticut Avenue Securities Series 2017-C03, Class 1M1, CMO, ARM 1M USD LIBOR + 0.95%, 3.265%, 10/25/29	213,311	214

Connecticut Avenue Securities Series 2017-C06, Class 1M1, CMO, ARM 1M USD LIBOR + 0.75%, 3.065%, 2/25/30	173,997	174
Connecticut Avenue Securities Series 2017-C06, Class 2M2, CMO, ARM 1M USD LIBOR + 2.80%, 5.115%, 2/25/30	1,225,000	1,261
Connecticut Avenue Securities Series 2017-C07, Class 2M1, CMO, ARM 1M USD LIBOR + 0.65%, 2.965%, 5/25/30	186,871	187
Connecticut Avenue Securities Series 2017-C07, Class 2M2, CMO, ARM 1M USD LIBOR + 2.50%, 4.815%, 5/25/30	1,320,000	1,336
Connecticut Avenue Securities Series 2018-C01, Class 1M1, CMO, ARM 1M USD LIBOR + 0.60%, 2.915%, 7/25/30	2,040,297	2,034
Connecticut Avenue Securities Series 2018-C02, Class 2M2, CMO, ARM 1M USD LIBOR + 2.20%, 4.515%, 8/25/30	815,000	807
Connecticut Avenue Securities Series 2018-C03, Class 1M2, CMO, ARM 1M USD LIBOR + 2.15%, 4.465%, 10/25/30	600,000	593
Credit Suisse Mortgage Capital Certificates Series 2015-GLPB, Class B, ARM 3.938%, 11/15/34 (4)	450,000	451
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48	235,000	234
CSAIL Commercial Mortgage Trust Series 2016-C6, Class A5 3.09%, 1/15/49	345,000	328
DBCG Mortgage Trust Series 2017-BBG, Class A, ARM 1M USD LIBOR + 0.70%, 3.007%, 6/15/34 (4)	360,000	359
Deephaven Residential Mortgage Trust Series 2018-2A, Class A1, CMO, ARM 3.479%, 4/25/58 (4)	836,015	830
Deephaven Residential Mortgage Trust Series 2018-3A, Class M1, CMO, ARM 4.357%, 8/25/58 (4)	250,000	250
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, ARM 3.673%, 9/10/35 (4)	205,000	203

FirstKey Mortgage Trust Series 2014-1, Class B2, CMO, ARM 4.011%, 11/25/44 (4)	213,936	213
FREMF Mortgage Trust Series 2018-K731, Class B 3.909%, 2/25/25 (4)	390,000	379
Galton Funding Mortgage Trust Series 2018-1, Class A23, CMO, ARM 3.50%, 11/25/57 (4)	438,260	428
Goldman Sachs Mortgage Securities Trust Series 2013-GC16, Class B, ARM 5.161%, 11/10/46	1,280,000	1,344
Goldman Sachs Mortgage Securities Trust Series 2014-GC26, Class A5 3.629%, 11/10/47	265,000	264
Goldman Sachs Mortgage Securities Trust Series 2018-FBLU, Class A, ARM 1M USD LIBOR + 0.95%, 3.257%, 11/15/35 (4)	490,000	490
Goldman Sachs Mortgage-Backed Securities Trust Series 2014-EB1A, Class 2A1, CMO, ARM 2.456%, 7/25/44 (4)	90,254	88
Great Wolf Trust Series 2017-WOLF, Class A, ARM 1M USD LIBOR + 0.85%, 3.307%, 9/15/34 (4)	895,000	893
Great Wolf Trust Series 2017-WOLF, Class B, ARM 1M USD LIBOR + 1.10%, 3.507%, 9/15/34 (4)	460,000	459
Hilton Orlando Trust Series 2018-ORL, Class A, ARM 1M USD LIBOR + 0.77%, 3.077%, 12/15/34 (4)	845,000	843
Hospitality Mortgage Trust Series 2017-HIT, Class A, ARM 1M USD LIBOR + 0.85%, 3.167%, 5/8/30 (4)	160,000	160
Independence Plaza Trust Series 2018-INDP, Class C 4.158%, 7/10/35 (4)	895,000	886
InTown Hotel Portfolio Trust Series 2018-STAY, Class A, ARM 1M USD LIBOR + 0.70%, 3.007%, 1/15/33 (4)	280,000	279

JPMorgan Barclays Bank Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48	430,000	431
JPMorgan Barclays Bank Commercial Mortgage Securities Trust Series 2014-C19, Class AS, ARM 4.243%, 4/15/47	290,000	294
JPMorgan Barclays Bank Commercial Mortgage Securities Trust Series 2014-C22, Class A4 3.801%, 9/15/47	445,000	447
JPMorgan Barclays Bank Commercial Mortgage Securities Trust Series 2014-C24, Class A5 3.639%, 11/15/47	185,000	184
JPMorgan Barclays Bank Commercial Mortgage Securities Trust Series 2014-C25, Class A5 3.672%, 11/15/47	205,000	204
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class A3 2.829%, 10/15/45	338,488	330
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11, Class A5 2.96%, 4/15/46	350,000	342
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT, Class AFX 4.248%, 7/5/33 (4)	190,000	196
JPMorgan Deutsche Bank Commercial Mortgage Securities Trust Series 2016-C2, Class A4 3.144%, 6/15/49	290,000	278
JPMorgan Deutsche Bank Commercial Mortgage Securities Trust Series 2018-C8, Class C, ARM 4.904%, 6/15/51	370,000	365
MetLife Securitization Trust Series 2018-1A, Class A, CMO, ARM 3.75%, 3/25/57 (4)	625,045	622
Mill City Mortgage Loan Trust Series 2016-1, Class A1, CMO, ARM 2.50%, 4/25/57 (4)	140,838	137

Mill City Mortgage Loan Trust Series 2017-2, Class A1, CMO, ARM 2.75%, 7/25/59 (4)	287,300	281
Mill City Mortgage Loan Trust Series 2018-1, Class A1, CMO, ARM 3.25%, 5/25/62 (4)	363,542	359
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class 300A 3.749%, 8/15/31	255,000	252
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class AS, ARM 4.036%, 5/15/48	125,000	125
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27, Class AS 4.068%, 12/15/47	375,000	378
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29, Class A4 3.325%, 5/15/49	165,000	160
Morgan Stanley Capital I Trust Series 2015-MS1, Class AS, ARM 4.165%, 5/15/48	45,000	45
Morgan Stanley Capital I Trust Series 2017-ASHF, Class B, ARM 1M USD LIBOR + 1.25%, 3.557%, 11/15/34 (4)	1,475,000	1,474
Morgan Stanley Capital I Trust Series 2017-H1, Class A5 3.53%, 6/15/50	830,000	807
Morgan Stanley Capital I Trust Series 2017-JWDR, Class A, ARM 1M USD LIBOR + 0.85%, 3.157%, 11/15/34 (4)	840,000	839
Morgan Stanley Capital I Trust Series 2017-JWDR, Class B, ARM 1M USD LIBOR + 1.20%, 3.507%, 11/15/34 (4)	560,000	560
MSCG Trust Series 2018-SELF, Class A, ARM 1M USD LIBOR + 0.90%, 3.207%, 10/15/37 (4)	530,000	529
One Market Plaza Trust Series 2017-1MKT, Class A 3.614%, 2/10/32 (4)	415,000	412
Palisades Center Trust Series 2016-PLSD, Class A 2.713%, 4/13/33 (4)	780,000	762

Seasoned Credit Risk Transfer Trust Series 2016-1, Class M1, CMO, ARM 3.00%, 9/25/55 (4)	130,000	124
Sequoia Mortgage Trust Series 2013-4, Class B1, CMO, ARM 3.488%, 4/1/43	730,356	711
Sequoia Mortgage Trust Series 2017-5, Class B1, CMO, ARM 3.879%, 8/1/47 (4)	276,407	272
Sequoia Mortgage Trust Series 2017-CH2, Class A19, CMO, ARM 4.00%, 12/1/47 (4)	599,110	596
Sequoia Mortgage Trust Series 2018-CH1, Class A2, CMO, ARM 3.50%, 2/1/48 (4)	199,257	197
Sequoia Mortgage Trust Series 2018-CH2, Class A21, CMO, ARM 4.00%, 6/1/48 (4)	573,456	569
Sequoia Mortgage Trust Series 2018-CH4, Class A2, CMO, ARM 4.00%, 10/1/48 (4)	822,947	826
SLIDE Series 2018-FUN, Class E, ARM 1M USD LIBOR + 2.30%, 4.607%, 6/15/31 (4)	517,673	517
Starwood Mortgage Residential Trust Series 2018-IMC2, Class A1, CMO, ARM 4.121%, 10/1/48 (4)	1,000,000	1,000
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M2, CMO, ARM 1M USD LIBOR + 2.20%, 4.515%, 9/25/24	226,780	232
Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M2, CMO, ARM 1M USD LIBOR + 1.85%, 4.165%, 10/25/27	513,098	520
Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M2, CMO, ARM 1M USD LIBOR + 2.85%, 5.165%, 4/25/28	170,498	175
Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M2, CMO, ARM 1M USD LIBOR + 2.20%, 4.515%, 3/25/25	20,152	20
Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M2, CMO, ARM 1M USD LIBOR + 1.95%, 4.265%, 5/25/25	724,739	738

Structured Agency Credit Risk Debt Notes Series 2016-DNA1, Class M2, CMO, ARM 1M USD LIBOR + 2.90%, 5.215%, 7/25/28	200,864	205
Structured Agency Credit Risk Debt Notes Series 2016-DNA3, Class M2, CMO, ARM 1M USD LIBOR + 2.00%, 4.315%, 12/25/28	320,219	323
Structured Agency Credit Risk Debt Notes Series 2016-HQA3, Class M2, CMO, ARM 1M USD LIBOR + 1.35%, 3.665%, 3/25/29	250,000	252
Structured Agency Credit Risk Debt Notes Series 2017-DNA1, Class M1, CMO, ARM 1M USD LIBOR + 1.20%, 3.515%, 7/25/29	191,658	192
Structured Agency Credit Risk Debt Notes Series 2017-DNA2, Class M1, CMO, ARM 1M USD LIBOR + 1.20%, 3.515%, 10/25/29	294,545	296
Structured Agency Credit Risk Debt Notes Series 2017-HQA1, Class M1, CMO, ARM 1M USD LIBOR + 1.20%, 3.515%, 8/25/29	190,115	191
Structured Agency Credit Risk Debt Notes Series 2017-HQA2, Class M1, CMO, ARM 1M USD LIBOR + 0.80%, 3.115%, 12/25/29	187,623	188
Structured Agency Credit Risk Debt Notes Series 2017-HQA3, Class M1, CMO, ARM 1M USD LIBOR + 0.55%, 2.865%, 4/25/30	177,484	177
Structured Agency Credit Risk Debt Notes Series 2018-DNA1, Class M1, CMO, ARM 1M USD LIBOR + 0.45%, 2.765%, 7/25/30	210,575	209
Structured Agency Credit Risk Debt Notes Series 2018-DNA2, Class M1, CMO, ARM 1M USD LIBOR + 0.80%, 3.115%, 12/25/30 (4)	1,265,000	1,265
Structured Agency Credit Risk Debt Notes Series 2018-DNA2, Class M2, CMO, ARM 1M USD LIBOR + 2.15%, 4.465%, 12/25/30 (4)	490,000	480
Structured Agency Credit Risk Debt Notes Series 2018-DNA3, Class M1, CMO, ARM 1M USD LIBOR + 0.75%, 3.065%, 9/25/48 (4)	205,000	205
Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, CMO, ARM 1M USD LIBOR + 2.30%, 4.615%, 9/25/30	1,285,000	1,271
Structured Agency Credit Risk Debt Notes Series 2018-HRP2, Class M1, CMO, ARM 1M USD LIBOR + 0.85%, 3.16%, 2/25/47 (4)	285,000	285

Structured Agency Credit Risk Debt Notes Series 2018-HRP2, Class M2, CMO, ARM 1M USD LIBOR + 1.25%, 3.56%, 2/25/47 (4)	560,000	560
Structured Agency Credit Risk Debt Notes Series 2018-SPI1, Class M2, CMO, ARM 3.745%, 2/25/48 (4)	195,000	172
Structured Agency Credit Risk Debt Notes Series 2018-SPI2, Class M2, CMO, ARM 3.819%, 5/25/48 (4)	105,000	95
Structured Agency Credit Risk Debt Notes Series 2018-SPI3, Class M2, CMO, ARM 4.167%, 8/25/48 (4)	625,000	572
Towd Point Mortgage Trust Series 2015-3, Class A1B, CMO, ARM 3.00%, 3/1/54 (4)	158,925	157
Towd Point Mortgage Trust Series 2015-4, Class A1B, CMO, ARM 2.75%, 4/1/55 (4)	212,982	210
Towd Point Mortgage Trust Series 2015-4, Class M1, CMO, ARM 3.75%, 4/1/55 (4)	610,000	603
Towd Point Mortgage Trust Series 2015-5, Class A1B, CMO, ARM 2.75%, 5/1/55 (4)	137,227	135
Towd Point Mortgage Trust Series 2016-1, Class A1B, CMO, ARM 2.75%, 2/1/55 (4)	180,906	178
Towd Point Mortgage Trust Series 2016-1, Class A3B, CMO, ARM 3.00%, 2/1/55 (4)	241,414	237
Towd Point Mortgage Trust Series 2016-2, Class A1A, CMO, ARM 2.75%, 8/1/55 (4)	175,603	171
Towd Point Mortgage Trust Series 2016-4, Class A1, CMO, ARM 2.25%, 7/1/56 (4)	215,421	209
Towd Point Mortgage Trust Series 2017-1, Class A1, CMO, ARM 2.75%, 10/1/56 (4)	231,515	227
Towd Point Mortgage Trust Series 2017-2, Class A1, CMO, ARM 2.75%, 4/1/57 (4)	82,021	80

Towd Point Mortgage Trust Series 2017-5, Class A1, CMO, ARM 1M USD LIBOR + 0.60%, 2.915%, 2/25/57 (4)	262,039	261
Towd Point Mortgage Trust Series 2018-2, Class A1, CMO, ARM 3.25%, 3/1/58 (4)	1,483,107	1,452
Towd Point Mortgage Trust Series 2018-3, Class A1, CMO, ARM 3.75%, 5/1/58 (4)	627,705	626
Towd Point Mortgage Trust Series 2018-5, Class A1A, CMO, ARM 3.25%, 7/1/58 (4)	1,066,936	1,053
Verus Securitization Trust Series 2018-2, Class A1, CMO, ARM 3.677%, 5/8/58 (4)	513,973	511
Verus Securitization Trust Series 2018-INV1, Class A2, CMO, ARM 3.849%, 3/1/58 (4)	147,201	146
Wells Fargo Commercial Mortgage Trust Series 2015-C31, Class A4 3.695%, 11/1/48	820,000	815
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class C, ARM 4.056%, 4/1/50	205,000	196
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class C, ARM 4.389%, 7/1/58	70,000	68
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class A4 3.789%, 12/1/47	465,000	464
Wells Fargo Commercial Mortgage Trust Series 2016-C34, Class A4 3.096%, 6/1/49	655,000	622
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class AS 3.367%, 10/1/49	840,000	799
Wells Fargo Commercial Mortgage Trust Series 2017-C38, Class A5 3.453%, 7/1/50	235,000	227
Wells Fargo Commercial Mortgage Trust Series 2017-C39, Class B 4.025%, 9/1/50	1,335,000	1,304

WFRBS Commercial Mortgage Trust Series 2014-C19, Class A5 4.101%, 3/1/47	435,000	444
WFRBS Commercial Mortgage Trust Series 2014-C19, Class B, ARM 4.723%, 3/1/47	114,000	116
WFRBS Commercial Mortgage Trust Series 2014-C20, Class A4 3.723%, 5/1/47	270,000	272
WFRBS Commercial Mortgage Trust Series 2014-C20, Class AS 4.176%, 5/15/47	470,000	478
WFRBS Commercial Mortgage Trust Series 2014-C22, Class AS, ARM 4.069%, 9/1/57	525,000	529
Worldwide Plaza Trust Series 2017-WWP, Class A 3.526%, 11/1/36 (4)	485,000	468
Total Non-U.S. Government Mortgage-Backed Securities (Cost $72,231)		**71,110**

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 5.0%

U.S. Government Agency Obligations 3.5% (11)

Federal Home Loan Mortgage		
2.50%, 4/1/30	438,862	425
3.00%, 12/1/42 - 4/1/43	1,026,812	988
3.50%, 8/1/42 - 3/1/44	1,339,023	1,322
4.00%, 8/1/40 - 9/1/45	1,328,969	1,347
4.50%, 1/1/19 - 10/1/41	936,953	974
5.00%, 7/1/25 - 8/1/40	562,574	596
5.50%, 11/1/21 - 10/1/38	157,414	170
6.00%, 8/1/21 - 8/1/38	129,526	141
6.50%, 3/1/32 - 9/1/34	55,502	62
7.00%, 4/1/32 - 6/1/32	2,925	3
Federal Home Loan Mortgage, ARM		
12M USD LIBOR + 1.815%, 3.564%, 1/1/37	13,573	14

12M USD LIBOR + 1.743%, 3.617%, 2/1/37	28,169	29
12M USD LIBOR + 1.849%, 3.68%, 2/1/37	18,331	19
12M USD LIBOR + 2.01%, 3.788%, 12/1/36	7,478	8
12M USD LIBOR + 2.151%, 3.977%, 2/1/37	35,260	37
12M USD LIBOR + 1.979%, 4.031%, 11/1/36	12,961	14
12M USD LIBOR + 1.588%, 4.338%, 10/1/36	8,511	9
12M USD LIBOR + 1.725%, 4.475%, 7/1/35	4,204	4
1Y CMT + 2.25%, 4.534%, 10/1/36	8,462	9
12M USD LIBOR + 1.785%, 4.535%, 9/1/32	464	—
Federal National Mortgage Assn.		
2.50%, 8/1/30 - 4/1/43	1,643,839	1,538
3.00%, 1/1/27 - 11/1/47	15,796,283	15,155
3.50%, 11/1/32 - 8/1/56	19,751,206	19,499
4.00%, 11/1/40 - 7/1/48	13,407,227	13,541
4.50%, 5/1/19 - 5/1/48	5,292,465	5,487
5.00%, 5/1/19 - 7/1/42	995,436	1,055
5.50%, 12/1/18 - 9/1/41	1,180,301	1,272
6.00%, 5/1/21 - 1/1/41	1,637,110	1,788
6.50%, 7/1/32 - 5/1/40	344,909	384
7.00%, 1/1/31 - 7/1/32	5,766	6
Federal National Mortgage Assn., ARM, 12M USD LIBOR + 1.799%, 4.549%, 8/1/36	19,680	21
Federal National Mortgage Assn., CMO, 4.00%, 6/25/44	702,098	712
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/25/32	2,995	1
Federal National Mortgage Assn., TBA		
2.50%, 12/1/33 (16)	1,595,000	1,539
3.00%, 12/1/48 (16)	2,740,000	2,612
3.50%, 12/1/48 (16)	2,460,000	2,413
4.00%, 12/1/48 (16)	2,660,000	2,675
		75,869

U.S. Government Obligations 1.5%

Government National Mortgage Assn.		
2.50%, 12/20/42 - 2/20/43	288,853	273
3.00%, 7/15/43 - 12/20/46	6,423,721	6,198
3.50%, 7/20/42 - 2/20/48	4,233,442	4,193
4.00%, 2/20/41 - 11/20/48	5,407,829	5,485
4.50%, 11/20/39 - 7/20/48	3,800,729	3,953
5.00%, 7/20/39 - 9/20/48	6,193,178	6,503
5.50%, 1/20/36 - 5/20/48	1,604,517	1,698
6.00%, 4/15/36 - 12/20/38	58,246	64
6.50%, 12/20/33	2,151	2
7.00%, 2/20/27 - 7/20/27	5,946	6
7.50%, 11/15/25 - 6/15/32	6,943	7
8.00%, 3/15/22 - 10/20/25	857	—
Government National Mortgage Assn., CMO, 3.00%, 11/20/47-12/20/47	932,413	917
Government National Mortgage Assn., CMO, IO		
3.50%, 4/20/39 - 5/20/43	283,680	45
4.00%, 5/20/37 - 2/20/43	400,148	62
4.50%, 2/20/39 - 12/20/39	104,936	6
Government National Mortgage Assn., TBA, 4.00%, 12/20/48 (16)	1,615,000	1,635
		31,047
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $109,683)		**106,916**

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 3.9%

U.S. Treasury Obligations 3.9%

U.S. Treasury Bonds, 2.50%, 2/15/46	610,000	521
U.S. Treasury Bonds, 2.50%, 5/15/46	220,000	188
U.S. Treasury Bonds, 2.875%, 11/15/46	280,000	258

U.S. Treasury Bonds, 3.00%, 11/15/44	3,795,000	3,595
U.S. Treasury Bonds, 3.00%, 5/15/45	3,625,000	3,432
U.S. Treasury Bonds, 3.00%, 5/15/47	1,605,000	1,514
U.S. Treasury Bonds, 3.00%, 8/15/48	1,710,000	1,611
U.S. Treasury Bonds, 3.125%, 2/15/43	5,805,000	5,636
U.S. Treasury Bonds, 3.375%, 5/15/44 (12)	2,825,000	2,861
U.S. Treasury Bonds, 4.625%, 2/15/40	2,300,000	2,792
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/22	3,957,725	3,823
U.S. Treasury Notes, 0.875%, 6/15/19	2,415,000	2,393
U.S. Treasury Notes, 1.50%, 8/15/20	2,290,000	2,241
U.S. Treasury Notes, 1.625%, 2/15/26	1,580,000	1,446
U.S. Treasury Notes, 1.625%, 5/15/26	830,000	757
U.S. Treasury Notes, 1.75%, 6/30/22	310,000	299
U.S. Treasury Notes, 2.00%, 8/31/21	2,755,000	2,695
U.S. Treasury Notes, 2.00%, 10/31/22	5,660,000	5,484
U.S. Treasury Notes, 2.00%, 2/15/25	895,000	849
U.S. Treasury Notes, 2.50%, 6/30/20	3,605,000	3,588
U.S. Treasury Notes, 2.875%, 10/31/20	3,555,000	3,559
U.S. Treasury Notes, 2.875%, 10/15/21	9,290,000	9,302
U.S. Treasury Notes, 2.875%, 10/31/23	25,860,000	25,896
		84,740
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $85,060)		**84,740**

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 1.3%

Autoridad del Canal de Panama, 4.95%, 7/29/35 (4)	200,000	204
CCCI Treasure, VR, 3.50% (9)(10)	200,000	196
CNAC HK Finbridge, 4.625%, 3/14/23	815,000	813
CNOOC Finance 2014, 4.25%, 4/30/24	200,000	201
CNOOC Finance 2015, 3.50%, 5/5/25	700,000	670

Codelco, 3.625%, 8/1/27 (4)	200,000	187
Comision Federal de Electricidad, 4.875%, 1/15/24 (4)	200,000	191
Commonwealth of Bahamas, 6.00%, 11/21/28 (4)	1,300,000	1,329
CRCC Yupeng, VR, 3.95% (9)(10)	620,000	618
Equate Petrochemical, 4.25%, 11/3/26	955,000	910
Eskom Holdings SOC, 6.35%, 8/10/28 (4)	855,000	812
KazMunayGas National, 4.75%, 4/19/27	800,000	765
Pertamina Persero, 6.45%, 5/30/44 (3)(4)	220,000	223
Perusahaan Gas Negara Persero, 5.125%, 5/16/24	1,000,000	983
Perusahaan Listrik Negara, 5.45%, 5/21/28 (4)	1,000,000	996
Perusahaan Penerbit, 4.35%, 9/10/24	200,000	197
Petroleos Mexicanos, 4.75%, 2/26/29 (EUR)	675,000	706
Petroleos Mexicanos, 4.875%, 1/24/22	1,305,000	1,267
Petroleos Mexicanos, 5.125%, 3/15/23 (EUR)	610,000	717
Petroleos Mexicanos, 5.375%, 3/13/22	370,000	363
Petroleos Mexicanos, 5.50%, 1/21/21	1,055,000	1,053
Petroleos Mexicanos, 6.375%, 2/4/21	1,075,000	1,087
Petroleos Mexicanos, 6.50%, 1/23/29 (4)	310,000	286
Republic of Colombia, 4.50%, 3/15/29	1,415,000	1,386
Republic of Colombia, 10.00%, 7/24/24 (COP)	3,278,500,000	1,188
Republic of Columbia, 4.00%, 2/26/24	2,960,000	2,918
Republic of Indonesia, 2.95%, 1/11/23	1,010,000	960
Republic of Indonesia, 3.70%, 1/8/22 (4)	655,000	646
Republic of Indonesia, 3.75%, 4/25/22 (4)	910,000	898
State Grid Overseas Investment, 2.75%, 5/4/22 (4)	1,150,000	1,114
State Grid Overseas Investment, 3.75%, 5/2/23 (4)	535,000	535
Syngenta Finance, 3.933%, 4/23/21 (4)	890,000	876
United Mexican States, 3.75%, 1/11/28	1,415,000	1,311
United Mexican States, 4.125%, 1/21/26	1,150,000	1,113
Total Foreign Government Obligations & Municipalities (Cost $28,652)		**27,719**

MUNICIPAL SECURITIES 0.3%

California 0.1%		
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	205,000	279
Los Angeles Community College Dist., Build America, GO, 6.75%, 8/1/49	440,000	614
		893
Colorado 0.0%		
Denver City & County School District No. 1, Series B, Certificate of Participation, 4.242%, 12/15/37	165,000	165
		165
District of Columbia 0.0%		
District of Columbia, Build America, Series E, 5.591%, 12/1/34	50,000	58
		58
Florida 0.0%		
State Board of Administration Fin., Series A, 2.163%, 7/1/19	265,000	264
State Board of Administration Fin., Hurricane Catastrophe Fund, Series A, 2.995%, 7/1/20	335,000	334
		598
Illinois 0.1%		
Chicago O'Hare International Airport, Build America, Series B, 6.395%, 1/1/40	180,000	229
Metropolitan Water Reclamation Dist. of Greater Chicago, Build America, GO, 5.72%, 12/1/38	325,000	384
		613
Maryland 0.0%		
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	315,000	381
		381

New York 0.1%		
Metropolitan Transportation Auth., Build America, 7.336%, 11/15/39	70,000	98
New York City, Build America, Series H-1, GO, 5.846%, 6/1/40	705,000	856
New York City Transitional Fin. Auth., Build America, 5.508%, 8/1/37	640,000	749
New York City Water & Sewer System, Build America, 5.952%, 6/15/42	110,000	137
		1,840
Ohio 0.0%		
JobsOhio Beverage System, Series B, 4.532%, 1/1/35	445,000	472
		472
South Carolina 0.0%		
South Carolina Public Service Auth., Taxable Obligation, Series E, 4.322%, 12/1/27	270,000	265
		265
Utah 0.0%		
Utah Transit Auth., Build America, Series B, 5.937%, 6/15/39	375,000	458
		458
Virginia 0.0%		
Virginia Commonwealth Transportation Board, Build America, Series B, 5.35%, 5/15/35	45,000	50
Virginia Public Building Auth., Build America, Series B-2, 5.90%, 8/1/30	300,000	356
		406
Total Municipal Securities (Cost $5,802)		**6,149**

SECURITIES LENDING COLLATERAL 0.2%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.1%

Short-Term Funds 0.1%

T. Rowe Price Short-Term Fund, 2.34% (14)(15)	260,929	2,609
Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank		**2,609**

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.1%

Short-Term Funds 0.1%

T. Rowe Price Short-Term Fund, 2.34% (14)(15)	105,565	1,056
Total Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company		**1,056**
Total Securities Lending Collateral (Cost $3,665)		**3,665**

Total Investments in Securities	
100.4% of Net Assets (Cost $1,935,775)	**$ 2,158,529**

‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) All or a portion of this security is pledged to cover written call options at November 30, 2018.

(3) All or a portion of this security is on loan at November 30, 2018. See Note 4.

(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers – total value of such securities at period-end amounts to $121,655 and represents 5.7% of net assets.

(5) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $2,217 and represents 0.1% of net assets.

(6) Level 3 in fair value hierarchy. See Note 2.

(7) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.

(8) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.

(Amounts in 000s)

SWAPS 0.0%

Description	Notional Amount	Value	Upfront Payments/ (Receipts)**	Unrealized Gain/(Loss)
BILATERAL SWAPS 0.0%				
Credit Default Swaps, Protection Sold 0.0%				
Bank of America, N.A., Protection Sold (Relevant Credit: Government of Malaysia, 3.04%, 4/22/25, $95.36*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/23	1,275	$ (4)	$ (1)	$ (3)
Bank of America, N.A., Protection Sold (Relevant Credit: JPMorgan Chase, 3.20%, 1/25/23, $97.66*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/18	1,130	3	1	2
Barclays Bank, Protection Sold (Relevant Credit: Republic of Indonesia, 5.88%, 3/13/20, $103.08*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/23	1,445	(24)	(25)	1
BNP Paribas, Protection Sold (Relevant Credit: Republic of Colombia, 10.38%, 1/28/33, $145.70*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/23	1,025	(17)	(7)	(10)
Citibank, Protection Sold (Relevant Credit: Republic of Colombia, 10.38%, 1/28/33, $145.70*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/23	3,235	(53)	(18)	(35)
JPMorgan Chase, Protection Sold (Relevant Credit: Republic of Indonesia, 5.88%, 3/13/20, $103.08*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/23	1,235	(20)	(22)	2
JPMorgan Chase, Protection Sold (Relevant Credit: Republic of South Africa, 5.50%, 3/9/20, $101.28*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/23	2,475	(140)	(134)	(6)
Morgan Stanley, Protection Sold (Relevant Credit: Republic of Indonesia, 5.88%, 3/13/20, $103.08*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/23	1,360	(22)	(18)	(4)
Total Credit Default Swaps, Protection Sold			(224)	(53)
Total Bilateral Swaps			$ (224)	$ (53)

The accompanying notes are an integral part of these financial statements.

(Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Personal Strategy Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth. The fund has two classes of shares: the Personal Strategy Income Fund (Investor Class) and the Personal Strategy Income Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment, although the minimum is generally waived for certain client accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain ratios in the accompanying Financial Highlights have been included to conform to the current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class quarterly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Investments in private investment companies generally are categorized either in Level 2 or 3, depending on the significance of unobservable inputs. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2018.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2018. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2018, totaled $(521,000) for the six months ended November 30, 2018. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2018, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2018, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2018, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of November 30, 2018, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of November 30, 2018, securities valued at $1,743,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2018, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2018, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 4% and 10% of net assets.

Options The fund is subject to interest rate risk, credit risk and equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values, interest rates and credit ratings; and, for Options written, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2018, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 3% and 9% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2018, the notional amount of protection sold by the fund totaled $20,780,000 (1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2018, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 14% of the fund’s net assets were invested in emerging markets and 3% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt At November 30, 2018, approximately 10% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund may invest in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of November 30, 2018, no collateral was pledged by the fund or counterparties for MSFTA Transactions.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At November 30, 2018, the value of loaned securities was $3,545,000; the value of cash collateral and related investments was $3,665,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy hedge fund-of-funds offered by Blackstone Alternative Asset Management (BAAM), a unit of Blackstone Group L.P. (Blackstone). Blackstone Partners provides fund exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds, and the underlying funds are mostly managed by investment managers unaffiliated with BAAM or Blackstone. Blackstone Partners and the underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and the underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners are not transferable and are subject to various redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. In addition, Blackstone Partners’ ownership in the underlying funds may also be subject to transfer and redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of November 30, 2018, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days prior written notice and is considered an illiquid asset.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $357,690,000 and $394,347,000, respectively, for the six months ended November 30, 2018. Purchases and sales of U.S. government securities aggregated $200,838,000 and $185,091,000, respectively, for the six months ended November 30, 2018.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2018, the cost of investments for federal income tax purposes was $1,943,074,000. Net unrealized gain aggregated $211,098,000 at period-end, of which $278,116,000 related to appreciated investments and $67,018,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2018, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the I Class limit in place at the time such amounts were paid; and (2) the current I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2018, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $338,000 for T. Rowe Price Services, Inc.; and $58,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended November 30, 2018, are as follows:

Total management fee waived was $1,641,000 and $248,000 for Investor and I Class, respectively, for the six months ended November 30, 2018.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2018, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of November 30, 2018.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	January 18, 2019